SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                            U.S. Wireless Data, Inc.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)    Title of each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (se forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:
               ________________________________________________________________
         5)    Total fee paid:


[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)    Amount Previously Paid:

         2)    Form, schedule or Registration Statement No.:

         3)    Filing Party:
                    _
         4)    Date Filed:
                     _

                             U.S. WIRELESS DATA, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be Held February 6, 1998

     The Annual Meeting of Shareholders of U.S. Wireless Data, Inc., a Colorado corporation (the "Company"), will be held on February 6, 1998, at 2:00 p.m., Pacific Time, at 2200 Powell Street, 2nd Floor, Emeryville, California, for the following purposes:

         1.       To elect five directors to the Company's Board of Directors;

         2.       To  approve   amendments   to  the   Company's   Articles   of
                  Incorporation to increase the number of shares of authorized no par value Common Stock (the "Common Stock") to 40,000,000;

         3. To approve amendments to the Company's Articles of Incorporation to authorize up to 15,000,000 shares of no par value preferred stock (the "Preferred Stock"), up to 4,000,000 of which will then be immediately designated and issued as Series A Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock");

         4. To approve an amendment to the Company's Amended 1992 Stock Option Plan (the "Plan") to increase the number of shares available for issuance upon exercise of options issuable under the Plan to 2,680,000 shares.

         5. To ratify the selection of Price Waterhouse LLP as the Company's Independent Accountants.

         6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
-------------

         All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on December 15, 1997 will be entitled to notice of and to vote at the meeting. The minutes of the last Annual Shareholders' Meeting and the Shareholders' list of their share eligibility to vote at the 1997 Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 2200 Powell Street, Suite 450, Emeryville, California, for a period of 10 days prior to the Annual Meeting.

         Shares can only be voted at the meeting if the holder is present in person or represented by proxy. We urge you to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. We encourage you to do so even if you plan to attend the meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.

                                          By Order of the Board of Directors

                                          Robert E. Robichaud,
                                          Assistant Secretary
Emeryville, California
January 5, 1997
________________________________________________________________________________
                                   YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE
GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.
________________________________________________________________________________

                             U.S. WIRELESS DATA, INC.
                          2200 POWELL STREET, SUITE 450
                           EMERYVILLE, CALIFORNIA 94608


                                 PROXY STATEMENT


Solicitation, Exercise and Revocability of Proxy

     The enclosed proxy is solicited by the Board of Directors of U.S. Wireless Data, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on February 6, 1998, or at any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at 2:00 p.m., Pacific Time, at 2200 Powell Street 2nd Floor, Emeryville, California. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to the shareholders of the Company on or about January 5, 1998. The Company's principal executive offices are located at 2200 Powell Street, Suite 450, Emeryville, California 94608 and its telephone number at those offices is (510) 596-2025.

     A proxy is revocable at any time, before it is voted, by written notice to the Company, the giving of a subsequent proxy, or attending the meeting and voting in person. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not properly revoked before they are voted) will be voted as follows: (1) for the election of the six nominees to the Board of Directors named elsewhere herein; (2) for the amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock to 40,000,000; (3) for approval of the amendment to the Company's Articles of Incorporation to authorize the issuance of up to 15,000,000 shares of Preferred Stock; (4) for approval of the amendment to the Company's 1992 Stock Option Plan (the "Plan") to increase the number of shares available for issuance upon exercise of options issuable under the Plan to 2,680,000 shares; (5) for retention of Price Waterhouse LLP as the Company's Independent Accountants; and (6) in the discretion of the Board of Directors as to such other business as may properly come before the meeting. In the event a shareholder specifies a different choice on his or her proxy, his or her shares will be voted in accordance with the specifications so made.

Cost of Solicitation

         The cost of soliciting proxies will be borne by the Company.

Voting

     Only shareholders of record at the close of business on December 15, 1997 will be entitled to vote at the meeting. On that date there were 9,212,420 shares of the Common Stock issued and outstanding, entitled to one vote per share on all matters being submitted to shareholders at the meeting. Shareholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half the shares voting for the election of directors can elect all the directors if they choose to do so. Approval of the amendments to the Company's Articles of Incorporation (Proposals 2 and 3) requires the affirmative vote of a majority of the shares of Common Stock outstanding on the record date. On all other matters, a favorable vote consists of a simple majority of the votes represented at a meeting at which a quorum is present. A quorum consists of a majority of the shares entitled to vote at the meeting. The Company believes that as of December 15, 1997, the approximate number of shareholders of record of its common stock was 2,557. This includes shares held in nominee or "street" accounts.

     The Board of Directors knows of only two shareholders who owned more than five percent of the outstanding voting securities of the Company as of the record date: John M. Liviakis and Robert B. Prag. See "Beneficial Ownership of Common Stock."

                    INFORMATION RELATING TO VARIOUS PROPOSALS

Information Concerning Directors

         At the time of the Annual Meeting, the Board of Directors will consist of six incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of shareholders and until their successors are elected and qualified. The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than three and no more than nine directors.

     Evon A. Kelly, Rod L. Stambaugh, Richard S. Barton, Caesar Berger and Chester N. Winter, all of whom are incumbent directors, have been nominated by the Board of Directors for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding director nominees and directors is set forth below.

         Directors and Director Nominees

         Name                 Age            Principal Occupation               Director Since

     Evon A. Kelly            56             Chief Executive Officer            August 1997
                                             of the Company

     Rod L. Stambaugh         37             President of the Company           August 1991

     Richard S. Barton        --             CEO and President of               December 1997
                                             ADATOM, Inc.

     Caesar Berger            50             Vice President - Cardservice       December 1995
                                             International, Inc.

     Alan B. Roberts          51             Vive President of Product          October 1994
                                             Development of International
                                             Verifact, Inc.

     Chester N. Winter        66             General Partner of Colorado        February 1994
                                             Incubator Fund, L.P.

       Business Experience of Directors and Director Nominees

     Evon A. Kelly. Until joining the Company in August of 1997, and since 1991, Mr. Kelly was president of Kelly Learning Alliance, a consulting firm he founded, which addresses areas in human resource development, organizational development and sales dynamics. Kelly Learning Alliance clients have included Motorola, Xerox Corp. and NEC Corp. From 1988 to 1991, Mr. Kelly was Senior Vice President of sales and operations at Wilson Learning Corp., where he was responsible for developing and implementing sales and marketing strategies. From 1986 to 1988, Mr. Kelly was a regional vice president of store operations for Federated Department Stores Inc., where he supervised over 1,500 employees and was responsible for profit and loss performance. From 1973 to 1983, Mr. Kelly held several key positions with Xerox Corp., including manager of supply business center where he directed a national sales force of 400. Mr. Kelly received his bachelor's degree in liberal arts from Boston College.

     Rod L. Stambaugh. Mr. Stambaugh served as Chief Executive Officer of the Company from October 1996 until August 1997, when Mr. Kelly joined the Company. He was Vice President in charge of marketing and business development for the Company from 1991 through October 1996. Mr. Stambaugh was also the Corporate Secretary from September 1995 until October 1996. Mr. Stambaugh is one of the founders of the Company and has devoted his full business time to the Company since August 1991. He co-founded U.S. Wireless, Inc., a nonaffiliated retail cellular phone center, at which he worked full time from January 1990 through July 1991. Mr. Stambaugh served on the Company's Board of Directors from July 1991 through October 1994, rejoining the Board as Chairman in July 1995. Mr. Stambaugh graduated from Baker University in 1982 with a B.S. degree in psychology, and a minor in business administration.

     Richard A. Barton. Mr. Barton is Chairman, Chief Executive Officer and President of ADATOM, Inc., a California corporation which markets and sells retail and shopping solutions, including electronic catalogues and stores. See "Certain Transactions. "He completed a Sloan Fellowship at Stanford University in Palo Alto, California from September 1995 through September 1996. From October 1993 through August 1995, Mr. Barton was a corporate vice president and President of Xerox' United States Customer Operations. From 1991 until October 1993 Mr. Barton was President of Xerox Canada, Inc. Mr. Barton joined Xerox in 1971 as a sales representative and held various positions in addition to those described above, including executive assistant to the President, Chairman and CEO from 1985 through 1987, Vice President, Marketing Operations for Xerox' United States Marketing Group from 1987 through 1989 and Vice President, North American Systems Sales for Xerox' Integrated Systems Operations from 1989 through 1991. Mr. Barton holds a Master's Degree in Business Management from Stanford University. Mr. Barton also serves on the boards of Avon Products, Inc., a publicly traded company, and the United States Chamber of Commerce.

     Caesar Berger. Mr. Berger is a senior Vice President of Cardservice International, Inc. where he is responsible for the Technology Group. Mr. Berger joined Cardservice International in August of 1994. Prior to that, Mr. Berger served for more than ten years as President, and was the founder of, Computer Based Controls, Inc. a wholly-owned subsidiary of Electronic Clearing House Inc. Mr. Berger was a principal on the American Express Money Order project which resulted in the deployment of over 17,000 of the Money Order dispensers operating today in over 10,000 retail locations nationwide. Mr. Berger graduated in 1970 from Lvov Polytech Institute with the equivalent of an M.S. degree in Electronics and Computer Science.

     Alan B. Roberts. Mr. Roberts is the Vice President of Product Development for International Verifact, Inc. He was President and Chief Executive Officer of the Company from October 1, 1994, until July 10, 1995, and Vice President of Operations for Direct Data, Inc. (the Company's wholly-owned subsidiary that was dissolved in October 1995) from February 1994 until September 1994. Prior to that time, Mr. Roberts was Director of Product Marketing for Verifone, Inc., the industry leader in point-of-sale terminal products. While at Verifone from 1986 to 1994, he also held various management positions, including Director of Product Management. Mr. Roberts graduated from the University of Texas in 1967 with a bachelors degree in Mathematics and in 1969 with a masters degree in Computer Sciences.

     Chester N. Winter. Mr. Winter is a general partner of Colorado Incubator Fund, L.P., a venture capital fund, which invests in early stage high technology enterprises including software, materials, medical and bio-technology; a position he has held since 1991. Since March, 1993 he has also been Vice President of Paradigm Partners, LLC, a consulting company. From February, 1994 until September, 1995 he served as Chairman of Highland Energy, Inc., an energy services company that merged with EUA-Cogenics, a subsidiary of Eastern Utility Associates, a publicly traded utility company. From March, 1989 until October, 1992 he was Chairman and Chief Executive Officer of Clinical Diagnostics, Inc., a home health care product distributor that merged with Polymedica, a publicly held medical product distribution company. Mr. Winter has served in numerous executive management positions with other companies, including as Vice President of Sinco International Investments, Inc., from 1986 through July, 1992, Vice Chairman of Genro Corporation, a holding company with interests in financial services, hotels, computer services and real estate, from October, 1982 through September, 1986. Mr. Winter has also consulted with and served on the boards of directors of numerous technology and growth companies over the last ten years. He has consulting experience in seven countries with the International Executive Service Corps and the South-North Development Initiative. He holds B.A. and M.S. degrees in Economics from the University of Colorado and has completed the Owner/President Management Program at Harvard University Graduate School of Business.

    Board of Directors and Committees

     The Company has a standing audit committee which consists of Messrs. Winter and Roberts. The audit committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system of internal controls. The audit committee did not meet during fiscal year 1997; however, these issues were discussed at the board meeting. The Company does not have standing nominating or compensation committees. The functions which these committees would perform are performed by the Board as a whole.

       The Company's Board of Directors met once during fiscal year 1997. All directors attended the meeting. Business of the Company was conducted primarily through consultation among management and directors followed by consent resolutions adopted by all members of the Board of Directors.

Other Executive Officers

       Other executive officers of the Company who are not also directors are:

           Name                    Age            Position with the Company      Officer Since
           ----                    ---            -------------------------      -------------

       Robert E. Robichaud         44             Chief Financial and Accounting September 1997
                                                  Officer, Treasurer and
                                                  Assistant Secretary

       Clyde F. Casciato           42             Vice President, Sales          August 1997

       Raymond J. Mueller          56             Vice President, Operations     December 1997

       Business Experience of Executive Officers

     Robert E. Robichaud. Since 1985 Mr. Robichaud has held several key financial management positions at Triad Systems Corp. including Director of Financial Planning and Analysis and most recently, Director of Finance. Triad Systems is a provider of software, hardware and information management solutions which recorded 1997 revenues in excess of $175 million. Triad Systems was a NASDAQ listed company and was acquired by Cooperative Computing Inc. on February 27, 1997. Prior to 1985, Mr. Robichaud held several financial positions with Mohawk Data Services Corp. since 1978. Mr. Robichaud received a bachelors degree in economics from Fairfield University in 1976 and an M.B.A. from Rutgers Graduate School of Business in 1978.

     Clyde F. Casciato. Since 1989, Mr. Casciato has held several management positions at AT&T Wireless Services, the wireless business unit of AT&T Corp., including Director of Sales and Marketing, District Manager - Major/National Accounts and most recently, Western U.S. Regional Sales/Distribution Manager - Wireless Data. Mr. Casciato played a key role in helping to establish AT&T Wireless Services as the market leader in the emerging wireless data (packet and circuit switched) business segment. From 1984 to 1989, he held key sales management positions at Xerox Corp. including Major Account Manager and Program Sales Manager.

     Raymond J. Mueller. Mr. Mueller served as Director of Sales and Marketing for Nicor, Inc., a pneumatic tool company, from 1995 until joining the Company. From 1993 until joining the Company, Mr. Mueller was an independent consultant in the areas of strategic planning, team building, decisionmaking and compensation matters. Prior to that, he was Director of Sales and Marketing for Wilson Learning Corp. from 1989 through 1993. Prior to 1993, he also served as Manager of Corporate Compensation and Director of Human resources at Borden, Inc., Manager of Compensation at Avon Products, Inc. and Manager of Employment at Bristol Meyers. He holds a Bachelors Degree in Economics from Xavier University.

Executive Compensation

       The following table shows all the compensation paid by the Company to its Chief Executive Officer (the "Named Executive Officer") during the fiscal year ended June 30, 1997. Mr. Stambaugh, the Company's CEO at June 30, 1997, did not serve as CEO for the Company during the fiscal years ended June 30, 1996 and 1995. No other executive office of the Company received total compensation during the fiscal year ended June 30, 1997 in excess of $100,000.

                           Summary Compensation Table

=============================================================================================================================
                                                 Annual Compensation              Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Other       Restricted
                                                                    Annual         Stock        Securities      All Other
   Name and Principal        Fiscal       Salary       Bonus        Compen-        Awards       Underlying      Compensa-
        Position              Year         ($)          ($)       sation ($)        ($)        Options (#)       tion ($)
-----------------------------------------------------------------------------------------------------------------------------
Rod L. Stambaugh,             1997       $79,881        $-0-          (2)           $-0-           -0-             $-0-
Chief Executive
Officer(1)
=============================================================================================================================

       (1) Mr. Stambaugh commenced service as CEO as of October 23, 1996. Mr. Stambaugh succeeded Mr. Michael Brisnehan, who resigned as CEO at that time.
       (2) No amounts are shown under "Other" as the aggregate incremental cost to the Company of personal benefits provided to the executive officer did not exceed 10% of his annual salary and bonus during the year.

       Option Grants in Last Fiscal Year

       As reflected in the following table, no options were granted to the Named Executive Officer during the fiscal year ended June 30, 1997. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any existing stock options owned by the Named Executive Officer and the year-end price of the Company's Common Stock.

                                  Aggregated Option Exercises in Last Fiscal Year
                                             and FY-End Option Values

=========================================================================================================================
                                                                                                       Value of
                                                                   Number of Securities          Unexercised In-the-
                               Shares                             Underlying Unexercised           Money Options at
                             Acquired on         Value            Options at FY-End (#)               FY-End ($)
          Name              Exercise (#)      Realized ($)           Vested/Unvested           Vested/Unexercisable(1)
-------------------------------------------------------------------------------------------------------------------------
Rod L. Stambaugh                 -0-              $-0-                133,400/21,600                $20,010/$3,240
=========================================================================================================================

(1)    Based on the average traded price of the underlying shares of Common Stock of $.28 per share at June 30,
       1997, less the per share exercise price of the options.

       Director Compensation

       Directors who are not employees of the Company receive an annual stock option to purchase 20,000 shares of the Company's Common Stock. The grant is made pursuant to the Company's 1992 Stock Option Plan as of each director's anniversary date, with an exercise price equal to the market value of the underlying stock as of the date of grant. Options vest 25% on each six month anniversary following the date of grant. This is the only arrangement for compensation of directors. A total of 20,000 stock options were granted to one non-employee director during the fiscal year ended June 30, 1997, and an additional 40,000 options are issuable to two non-employee directors for services rendered during fiscal year 1997. 20,000 options have been or will be issued to each non-employee director (presently four people) during fiscal year 1998.

       Employment Agreements and Change In Control Provisions

     The Company presently has an employment arrangement with Evon A. Kelly, its current CEO, pursuant to which Mr. Kelly receives $150,000 in cash compensation per year, plus up to $150,000 in additional bonus compensation, with criteria to be reviewed by the Board of Directors. Mr. Kelly has also been granted a non-qualified stock option to purchase up to 600,000 shares of the Company's Common Stock at $1.00 per share, exercisable as to 10% as of the date of grant (August 4, 1997) and vesting at the rate of 3% per month thereafter so long as Mr. Kelly remains in the employ of the Company. All options must be exercised within 10 years of the date of grant. All options immediately vest and become exercisable upon a change in control of the Company. The Company has agreed to indemnify Mr. Kelly for a portion of the tax liability differential between non-qualified stock option and incentive stock option tax treatment, when and if he should exercise his options and dispose of the shares.

     The Company has an arrangement under which it pays Rod L. Stambaugh, its President, $130,000 per year. Mr. Stambaugh may also be granted stock options as approved by the Board of Directors.

     The Company also has employment arrangements with Robert E. Robichaud, Clyde F. Casciato and Raymond J. Mueller. Mr. Robichaud receives a salary of $125,000 per year and may be entitled to a performance bonus of up to $25,000 for fiscal year 1998, based on the performance of the Company. He was granted options to purchase up to 50,000 shares of Common Stock at $3.95 per share under the Company's 1992 Stock Option Plan, with a vesting schedule of 10% as of his date of hire (September 5, 1997) and 3% per month thereafter. Mr. Casciato receives a salary of $80,000 per year, and may be entitled to a bonus of $30,000 for fiscal year 1998, based on the Company's performance. Mr. Mueller receives a salary of $100,000 per year and may be entitled to a bonus of $25,000 for fiscal year 1998, based on the Company's performance. Messrs. Casciato and Mueller have been granted stock options under the Company's 1992 Stock Option Plan to purchase 50,000 shares of Common Stock, exercisable at $4.24 per share (for Mr. Casciato's options) and $6.34 per share (for Mr. Mueller's options). The options have the same vesting schedule as Mr. Robichaud's options. Mr. Casciato's date of hire was August 25, 1997; Mr. Mueller was hired on November 24, 1997. These executive officers may also be granted up to an additional 50,000 options based on the attainment by the Company of certain performance goals. The executive bonus plan is subject to approval by the Board of Directors. Pursuant to the Amended 1992 Stock Option Plan, all granted options immediately vest and become exercisable upon a merger, acquisition, sale of all assets or other change in control of the Company.

       Stock Option Plan

       General. The Company's Amended 1992 Stock Option Plan (the "Plan") was adopted for the purpose of granting employees, directors and consultants of the Company options to purchase Common Stock so that they may have the opportunity to participate in the growth of the Company and to provide these people with an increased incentive to promote the interests of the Company.

       Administration of the Plan. The Plan is administered by at least two disinterested members of the Board of Directors (the "Board") or the Board itself. The Board may from time to time adopt rules and regulations as it deems advisable for the administration of the Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board has the power to interpret, amend or discontinue the Plan.

       Grant of Options. Options may be granted under the Plan for a total of 2,680,000 shares of Common Stock. The number of shares underlying options available to the Plan was increased to 2,680,000 from 880,000 on August 6, 1997, by the Board of Directors, subject to shareholder approval at the next Annual Meeting of Shareholders. As of November 30, 1997, there were a total of 645,181 options outstanding under the Plan, 263,731 of which were vested. Additional grants of options may be made only to employees, directors and consultants of the Company and any parent or subsidiary. The Board determines the terms of options granted under the Plan, including the type of option (which can be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a non-qualified stock option), the exercise price, the number of shares subject to the option, and the exercisability thereof. The Board also determines, at the time of grant, the period during which the option will be exercisable, subject to the limitations of the Plan. Unless otherwise provided at the time of grant, options to employees vest 10% at the time of grant and 3% per month thereafter. An option to purchase 20,000 shares at fair market value is automatically issued under the Plan to each non-employee director as of the director's anniversary date. Options granted to non-employee directors vest 25% at the time of grant and 25% at each six month anniversary thereafter. See "Director Compensation," above.

       Terms and Conditions of Options. The Board may impose on an option any additional terms and conditions which it deems advisable and which are not inconsistent with the Plan. The exercise price of any stock option granted under the Plan must not be less than 100% of the fair market value of a share of Common Stock on the date of grant, except that as to an optionee who at the time an incentive stock option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of such incentive stock option must be at least equal to 110% of the fair market value of the shares as of the date prior to the date of the grant. In addition, no incentive stock option can be granted to any employee where the aggregate fair market value of the shares (determined at the date of such option grant) for which such incentive stock options are exercisable for the first time in any calendar year exceeds $100,000. In connection with a merger, sale of all of the Company's assets, or other transaction which results in the replacement of the Company's Common Stock with the stock of another corporation, all granted options (including unvested options) become exercisable immediately prior to the consummation of the transaction, unless other provisions are made with respect to those options.

       Exercise of Options. An optionee may exercise less than all of the vested portion of an option, in which case such unexercised, vested portion shall continue to remain exercisable, subject to the terms of the Plan, until the option terminates. Vested options must be exercised within three months of an optionee's termination of employment with the Company.

       Federal Income Tax Consequences.

       Incentive Stock Options. The Company anticipates that all options granted under the Plan and treated by the Company as "incentive stock options," that is, a stock option described in Section 422 of the Code, will have the following anticipated (but not guaranteed) federal income tax consequences, among others: the optionee will recognize no income at the time of grant; upon exercise of the incentive stock option, no income will result to any party; if there is no disposition of the shares until a date that is both (i) two years from the grant of an incentive stock option and (ii) one year from its exercise, no amount will be ordinary income and, upon disposition in a taxable transaction, the employee will receive long-term capital gain or loss treatment equal to the difference between the amount realized and the option price; any gain realized upon a disposition other than as set forth above may result in ordinary income tax treatment to the optionee; generally, the Company receives no deduction in connection with the transaction; and, certain optionees may incur alternative minimum tax treatment under the Code upon exercise of an incentive stock option.

     Non-qualified Stock Options. The Company anticipates that all non-qualified stock options granted under the Plan will have the following anticipated (but not guaranteed) federal income tax consequences, among others: the optionee will recognize no income at the time of grant; upon exercise of the non-qualified stock option, the individual to whom the option is granted should be deemed to receive ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the acquired shares at such time over the option price for such shares; if the shares acquired upon the exercise of a non-qualified stock option are disposed of in a taxable transaction, the individual disposing of such shares will have a realized and recognized capital gain or loss equal to the difference, if any, between the amount realized and the adjusted basis of such shares to the holder; such gain or loss will be long-term or short-term depending on whether or not such shares are held for longer than six months; and, the adjusted basis usually (but not always) will include the option price plus any ordinary income described above with respect to such shares.

Form S-8 Registration of Shares of Common Stock
Issuable Pursuant to Options Under the Plan

       The Company has registered up to 880,000 shares of Common Stock underlying options issuable under the Plan with the United States Securities and Exchange Commission (the "SEC") under a Form S-8 Registration Statement that was effective as of September 1995. If Proposal 4 is approved, and the number of shares issuable pursuant to exercise of options issuable under the Plan is increased by 1,800,000 shares, the Company intends to amend its Form S-8 Registration Statement to add the 1,800,000 additional shares of Common Stock to those registered under that Registration Statement.

Beneficial Ownership of Common Stock

       The  following  table  sets  forth  certain  information   regarding  the
beneficial ownership of the Company's Common Stock (the only class of the Company's stock outstanding), as of November 30, 1997, by (i) each director and nominee for director, (ii) the Named Executive Officer and the current Chief Executive Officer, (iii) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (iv) all executive officers and directors as a group. A person (or group) is deemed to be a beneficial owner of Common Stock that can be acquired by such person or group within 60 days from November 30, 1997 upon the exercise of warrants, options or other rights exercisable for, or convertible into, Common Stock. As of November 30, 1997, there were a total of 9,212,420 shares of Common Stock outstanding.

       Except as otherwise indicated, the address of each of the following persons is c/o U.S. Wireless Data, Inc., 2200 Powell Street, Suite 450, Emeryville, CA 94608.

                                                           Shares Beneficially Owned (1)
                                                                             Percent
                                                                                of
Name of Beneficial Owner                                       Number         Class
------------------------                                       ------         -----
Rod L. Stambaugh................................            427,700 (2)       4.5%
Evon A. Kelly...................................            150,000 (3)       1.6%
Richard S. Barton...............................                    -0-       0.0%
Caesar Berger...................................            202,704 (4)       2.2%
Alan B. Roberts.................................             13,740 (5)         *
Chester N. Winter...............................            100,281 (6)       1.1%
John M. Liviakis................................          3,971,250 (7)       37.4%
  2420 "K" Street, Suite 220
  Sacramento, CA 95816
Robert B. Prag..................................          1,470,000 (8)       14.9%
  2420 "K" Street, Suite 220
  Sacramento, CA 95816
Liviakis Group                                            5,295,250 (9)       47.8%
  2420 "K" Street, Suite 220
  Sacramento, CA 95816
entrenet Group, LLC                                         580,000 (10)       5.9%
  5213 El Mercado Parkway, Suite D
  Santa Rosa, CA 95403...........................
All directors and executive officers
     as a group (9 persons)......................         1,313,609 (11)      13.6%

------------------

 *     Represents less than 1% of outstanding shares.

                                      -10-

(1) Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of November 30, 1997, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2) Includes shares underlying a total of 75,200 options exercisable within 60 days of November 30, 1997.
(3) Includes shares underlying a total of 150,000 options exercisable within 60 days of November 30, 1997.
(4) Includes 192,704 shares owned of record by Cardservice International, Inc. ("CSI"), a company for which Mr. Berger serves as executive vice president and which is a significant customer of the Company. See "Certain Transactions." Mr. Berger disclaims any beneficial ownership of the shares owned of record by CSI. Also includes 10,000 shares underlying options exercisable within 60 days of November 30, 1997.
(5) Includes shares underlying a total of 5,000 options and 2,631 warrants exercisable within 60 days of November 30, 1997.
(6) Includes shares underlying a total of 77,781 options exercisable within 60 days of November 30, 1997.
(7) The information shown is based upon Schedule 13D/A (Amendment No. 2) dated November 26, 1997 filed on behalf of Liviakis Financial Communications, Inc. ("LFC"), John M. Liviakis, Renee A. Liviakis and Robert B. Prag (collectively the "Liviakis Group"). John M. and Renee A. Liviakis are the owners of LFC and Robert B. Prag is an executive officer of LFC. The number of shares shown includes a total of 2,625,000 shares of Common Stock and 1,200,000 shares of Common Stock underlying warrants owned by Mr. Liviakis as an individual, plus 146,250 shares of Common Stock issuable to LFC pursuant to a consulting agreement between the Company and LFC dated July 25, 1997, under which the Company was obligated to issue 123,750 of the shares as of November 15, 1997 and 22,500 additional shares of Common Stock within 60 days of November 30, 1997. See "Certain Transactions."
(8) The information shown is based upon Schedule 13D/A (Amendment No. 2) dated November 26, 1997 filed on behalf of the Liviakis Group. Robert B. Prag is an executive officer of LFC. The number of shares shown includes a total of 875,000 shares of Common Stock and 400,000 shares of Common Stock underlying warrants owned by Mr. Prag as an individual, plus 48,750 shares of Common Stock issuable to Mr. Prag pursuant to the consulting agreement between the Company and LFC described in footnote (7) to this table, under which the Company was obligated to issue 41,250 shares as of November 15, 1997 and 7,500 additional shares of Common Stock to Mr. Prag within 60 days of November 30, 1997. The number of shares shown also includes the 146,250 shares of Common Stock issuable to LFC as described in footnote (7) to this table which are reported in the Schedule 13D/A as being subject to shared voting and dispositive power between Mr. Liviakis, Ms. Liviakis, Mr. Prag and LFC. See "Certain Transactions."
(9) The information shown is based upon Schedule 13D/A (Amendment No. 2) dated November 26, 1997 filed on behalf of the Liviakis Group. The number of shares shown includes all shares of Common Stock included in footnotes (7) and (8) to this table as to which any person in the Liviakis Group exercises sole or shared voting and disposition power, except that the 146,250 shares issuable to LFC are included only once in the share number shown. See "Certain Transactions."
(10) Includes 300,000 shares underlying a convertible debenture issued as a consulting fee to entrenet. Also include 280,000 shares issuable to entrenet as a finder's fee as of August 6, 1997, at such time as the Company has obtained shareholder approval for an increase in authorized Common Stock to no less than 40,000,000 shares. See "Certain Transactions."
(11) Includes all shares underlying options and warrants as described in footnotes (2) - (6) of this table. Also includes 397,684 shares that are subject to a shareholder voting agreement between the Company and Mr. Richard P. Draper, the owner of such shares, by which Mr. Draper has granted the Company authority to vote such shares in its discretion, plus 31,500 shares underlying options issued to three additional executive officers which are exercisable within 60 days of November 30, 1997. See "Management - Executive Compensation."

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

       The information required to be disclosed in this section of this Proxy Statement is incorporated by reference from Amendment No. 1 to the Company's Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 1997, from
Item 9, under the caption "Compliance with Section 16(a) of the Exchange Act." A copy of that report is being mailed to shareholders with this Proxy Statement.

Certain Transactions

       Transactions with Cardservice International, Inc.

       Mr. Caesar Berger, a director of the Company, is also an officer of Cardservice International, Inc. CSI has been involved with the Company in what is primarily a customer - vendor relationship, and CSI purchased approximately $698,000 and $398,000 in product from the Company in the fiscal years ended June 30, 1997, and 1996, respectively. In fiscal 1996, CSI advanced the Company $162,500 for the purchase of raw materials in exchange for warrants to purchase a total of 142,544 shares of Common Stock, exercisable at 150% of the then current market price, including registration rights on the underlying shares. CSI exercised those warrants as of April 26, 1996; however, rather than exercise its registration rights, CSI has been selling shares from time to time under SEC Rule 144. The Company is obligated to pay royalties to CSI on future sales of POS-50(R) product built with the inventory in the amount of $150 per unit on the first 1,000 units and $100 per unit on any additional units.

     Transactions with Liviakis Financial Communications, Inc. ("LFC") and Affiliates of LFC

       In July of 1997, the Company entered into a Consulting Agreement with Liviakis Financial Communications, Inc. ("LFC") pursuant to which LFC provides the Company with financial and business consulting and public and investor relations services. The Company is obligated to pay Liviakis $10,000 in cash and issue a total of 300,000 shares of its Common Stock as consulting fees over the one year term of the Consulting Agreement. 75% of the shares are issuable to LFC and 25% are issuable to Mr Robert B. Prag, an executive officer of LFC. As of November 30, 1997, the Company was obligated to issue 123,750 shares to LFC and 41,250 shares to Mr. Prag under the Consulting Agreement. Pursuant to the Consulting Agreement, the Company must also pay LFC cash equal to 2.5% of the gross proceeds received in any direct financing located for the Company by LFC. As of December 10, 1997, the Company was obligated to pay LFC $76,500 as a finder's fee in connection with the closing of a $3,060,000 private placement of the Company's 8% Adjustable Rate Convertible Subordinated Debentures Due December 31, 1999 (the "8% Debentures"), by reason of LFC's having located JW Charles Securities, Inc., the finder used by the Company in the offering of the 8% Debentures. See "8% Debenture Offering and Relationship to Proposals 2 and 3," below.

       The Company also sold a total of 3,500,000 shares of Common Stock and warrants to purchase up to an additional 1,600,000 shares of Common Stock at $.01 per share (the "Liviakis Warrants") to two affiliates of LFC, Messrs. John Liviakis and Robert B. Prag, in August 1997, for $500,000 in cash. Pursuant to this transaction, Messrs. Liviakis and Prag became significant shareholders of the Company. See "Beneficial Ownership of Common Stock." The Common Stock issued (and issuable pursuant to the Consulting Agreement and upon exercise of the Liviakis Warrants) to LFC and Messrs. Liviakis and Prag carries registration rights (which include the right to register any other shares of the Company which they may possess at the time of any registration in which they have a right to include shares), including a one-time demand registration and unlimited "piggyback" registrations, with the costs thereof to be borne by the Company. The registration rights expire at the earlier of three years from August 4, 1997 or at such time as all shares may be sold without restriction under SEC Rule 144. Pursuant to the agreement by which they purchased the interests, Messrs. Liviakis and Prag were granted the right to approve the appointment of a Chief Executive Officer, Chief Financial Officer and Vice President of Sales, which they have done. They also have the right to approve the nominations of up to two non-employee directors. They have approved the appointment of Richard A. Barton as a director of the Company but have not exercised their rights regarding another director as of the date of this Proxy Statement.

       At the time the Liviakis Warrants were sold to Messrs. Liviakis and Prag, the Company did not (and presently does not) have an adequate number of authorized and unissued shares of Common Stock available to allow for the exercise of the warrants. The subscription agreement pursuant to which they purchased their shares and the Liviakis Warrants therefore provides that the Liviakis Warrants are not exercisable until January 15, 1998, and in the event that the Company is unable to issue the shares of Common Stock underlying the Liviakis Warrants at the time of an attempted exercise, the Company is obligated to repurchase any Liviakis Warrants for which the Company cannot issue shares for the difference between the then-current market price of the Common Stock and the exercise price of the warrants. Messrs. Liviakis and Prag entered into a Letter Agreement with the Company as of October 20, 1997, pursuant to which they agreed that the Liviakis Warrants would not become exercisable until the later of January 15, 1998, or the time immediately following the next Annual Meeting of Shareholders of the Company. The Company agreed it would submit a proposed amendment to its shareholders at that meeting to increase the number of authorized shares of Common Stock to no less than 40,000,000. If the Company's shareholders do not approve Proposal 2 being submitted at this meeting, Messrs. Liviakis and Prag's repurchase rights as to warrants for which the Company cannot issue shares upon attempted exercise will again become effective. As of November 11, 1997, Messrs. Liviakis and Prag entered into a Shareholder Voting Agreement with the Company to vote all shares owned by them as of the record date of this meeting in favor of Proposals 2 and 3. See "Proposal 2" and "Proposal 3."

       Between October 14 and November 30, 1997, the Company received several bridge loans from LFC in the total amount of $475,000. The Company was obligated to pay LFC interest on the amount borrowed at the rate of 9% per annum. The Company paid LFC the amount due on these loans, with interest at the stated rate, from the proceeds of the sale of the 8% Debentures sold on December 10, 1997. See "8% Debenture Offering and Relationship to Proposals 2 and 3," below.

       Transactions with entrenet Group, LLC

       In June 1997, the Company entered into a consulting agreement with entrenet Group, LLC ("entrenet"), for purposes of assisting the Company in strategic planning, the creation of a detailed business and marketing plan and in locating financing sources. For its services, the Company issued a $150,000 convertible debenture to entrenet, with interest payable at 10% per annum, due in full on or before June 2, 1998. Principal and interest are convertible into Common Stock of the Company over the year ending June 2, 1998, at $.50 per share. See "Beneficial Ownership of Common Stock." In addition, the Company was obligated to pay entrenet a finder's fee of 8% for any direct financings it located for the Company. entrenet located LFC and was therefore entitled to a finder's fee for that $500,000 financing. A difference developed over interpretation of the consideration payable to entrenet as its finder's fee for locating LFC. The matter was resolved by the Company and entrenet agreeing that the Company would issue entrenet a total of 280,000 shares of its Common Stock at such time as the Company has obtained shareholder approval for an increase in authorized Common Stock to no less than 40,000,000 shares. See "Proposal 2." The Company has also granted entrenet "piggyback registration rights" covering all shares of Common Stock issuable to it under the debenture and as payment of the finder's fee which entitle entrenet to have their shares included in any registration filed by the Company.


       Transactions with ADATOM, Inc.

     The Company has placed orders to purchase office furniture and computer equipment in the approximate amount of $200,000 through ADATOM, Inc., a company that is owned by Richard S. Barton. Mr. Barton, a director and director-nominee, also serves as an executive officer of ADATOM. ADATOM is in the business of selling such furniture and equipment and the Company offered to purchase through ADATOM if it was able to meet quotes obtained by the Company from competing suppliers of the same furniture and equipment. The Company believes that the terms upon which it has purchased and may in the future purchase items from ADATOM will be at least as favorable as can be obtained from independent, unaffiliated parties. The Company may make additional purchases from ADATOM in the future.

       Proposed Transactions with International Verifact, Inc.

     The Company is presently negotiating to purchase certain credit/debit card transaction processing equipment from International Verifact, Inc. ("IVI"), a company for which Alan Roberts, a director of the Company, serves as Vice President of Product Development. See "Information Concerning Directors." At this point, the details of the purchase relationship have not been finalized and no specific dollar amount of such purchases, if any, is known, although the amount of such purchases could be material. The Company intends to take steps to assure that the terms of any equipment purchased from IVI will be at least as favorable as could be obtained from unaffiliated third parties.


8% Debenture Offering and Relationship to Proposals 2 and 3

     On December 10, 1997, U.S. Wireless Data, Inc. (the "Company") closed a private offering of $3,060,000 principal amount of 8% Adjustable Rate Convertible Subordinated Debentures due December 31, 1999 (the "8% Debentures"). The net proceeds to the Company from the offering were $2,769,300, after paying finder's fees of $290,700, but before paying additional expenses of the offering, which are estimated at $50,000.

       The Debentures will automatically convert into shares of no par value Series A Cumulative Convertible Redeemable Preferred Stock, with a stated value of $1.00 per share (the "Series A Preferred Stock") at any time prior to maturity, unless previously redeemed or converted into shares of the Company's no par value common stock (the "Common Stock"), upon effectiveness of an amendment to the Company's Articles of Incorporation authorizing the Company to issue up to 15,000,000 shares of Preferred Stock, up to 4,000,000 of which may be designated by the Board of Directors as shares of Series A Preferred Stock. That amendment is being submitted to shareholders at this meeting as Proposal 3. The conversion rate will be equal to one share of Series A Preferred Stock for each dollar of principal face amount of the Debentures being converted. Any accrued but unpaid interest owing on the Debentures to the date of conversion will be paid either in cash or in Common Stock of the Company. No fractional shares of Series A Preferred Stock will be issued upon conversion.

       The Debentures or the shares of Series A Preferred Stock into which they have been converted will be further convertible at the option of the holder into shares of Common Stock effective upon (a) an amendment to the Company's Articles of Incorporation increasing the number of shares of authorized Common Stock (which is being submitted to shareholders at this meeting as Proposal 2) and (b) the earlier of (i) a declaration of effectiveness by the Securities and Exchange Commission (the "SEC") of a registration statement covering the shares of Common Stock into which the Debentures or Series A Preferred Stock are convertible (the "Common Stock Registration Statement") or (ii) 150 days from December 10, 1997. The rate at which the Debentures or Series A Preferred Stock are convertible (either per dollar of Debenture or per share of Series A Preferred Stock, into Common Stock (the "Conversion Price") is equal to the lesser of (i) $6.00 per share of Common Stock or (ii) 80% of the average of the closing bid price of the Common Stock over the five trading days prior to conversion. The Conversion Price is no less than $4.00 per share of Common Stock for 270 days from December 10, 1997 (the "Minimum Conversion Price"). After that 270 day period, the Minimum Conversion Price no longer applicable. No fractional shares of Common Stock will be issued upon conversion of Debentures or shares of Series A Preferred Stock; rather, the Company will either pay cash for such fractional share or apply a rounding formula to issue only full shares of Common Stock.

       The Debentures (or the Series A Preferred Stock into which the Debentures have become converted) automatically convert to Common Stock (if a sufficient number of shares are available) if the Company closes a $5,000,000 public offering at a minimum share price of $10.00. The shares of Common Stock into which the Debentures and/or the Series A Preferred Stock are convertible and which are issuable as interest on the Debentures and dividends on the Series A Preferred Stock are hereafter referred to as the "D/PS Common Stock."

       Interest on the Debentures (or cumulative dividends on the Series A Preferred Stock which become payable once the Debentures have become converted to Series A Preferred Stock) are payable in arrears to holders of record as of March 31, June 30, September 30 and December 31 of each year, beginning December 31, 1997, at an initial rate of 8% per annum, subject to reduction to 4% per annum upon effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering the Common Stock issuable upon conversion of the Debentures (or the Series A Preferred Stock into which the Debentures have become converted) (the "Common Stock Registration Statement").

Unless converted or redeemed, the Debentures will be due and payable in full on December 31, 1999. Interest on the Debentures (or dividends on the Series A Preferred Stock if the Debentures have become converted to Series A Preferred Stock) is payable in Common Stock, if possible.

     The Company does not presently have an adequate number of shares of Common Stock authorized to allow payment of interest on the Debentures (or dividends on the Series A Preferred Stock) to be paid in shares of Common Stock or to allow for conversion of the Debentures or Preferred Stock into shares of Common Stock, nor does the Company have shares of Preferred Stock presently authorized.
Proposal 2 submits to shareholders an amendment to the Company's Articles of incorporation to increase the number of shares of Common Stock from its present number of 12,000,000 shares to 40,000,000 shares to its shareholders. Proposal 3 submits to shareholders an amendment to the Company's Articles of Incorporation to authorize a total of 15,000,000 shares of no par value "blank check" Preferred Stock (up to 4,000,000 of which would then be immediately designated by the Board of Directors as Series A Preferred Stock into which the Debentures would then automatically become converted). If Proposal 2 is approved but Proposal 3 is not, the Debentures would not be converted into shares of Series A Preferred Stock but would become convertible directly into shares of Common Stock as described above. If Proposal 2 is not approved, interest or dividends on the Debentures will be payable in cash and the Debentures (or Series A Preferred Stock, if Proposal 3 is approved but Proposal 2 is not) will remain as unsecured, subordinated, interest or dividend bearing obligations of the Company, payable in cash.

       Assuming approval of Proposal 2 by shareholders, the number of shares of Common Stock issuable at each interest or dividend payment date will be determined by applying the applicable interest rate to determine the dollar amount of the payment due, then converting that amount to the appropriate number of shares based on the average closing bid price of the Common Stock over the last five trading days of the quarter, as quoted on the OTC Electronic Bulletin Board or the price as quoted on The Nasdaq Stock Market or another exchange, if and when the stock is listed on any such exchange. No fractional shares of Common Stock will be issued as interest or dividends; rather, a Holder entitled to a fractional share will receive at the Company's option, either a cash payment for such fractional share or the next higher or lower number of whole shares, as calculated using a rounding formula.

       The Company also entered into an agreement with the purchasers of the Debentures to file a registration statement with the SEC covering the D/PS Common Stock within 90 days of December 10, 1997. The Company will use its best efforts to obtain effectiveness of the registration statement. However, if the Company is unable to do so within 150 days of December 10, 1997, the Conversion Price (or Minimum Conversion Price, if then in effect) for the Debentures and/or Preferred Stock will be discounted by 2% off the then-existing conversion price for each thirty day period (or fraction of any thirty day period) during which the registration statement is not effective after such 150th day and such discount will apply thereafter to determine the Conversion Price or Minimum Conversion Price applicable to the Debentures and/or Preferred Stock. The Company is to use its best efforts to maintain effectiveness of the registration statement for 16 months from June 30, 1998. The Company will be required to include up to approximately 6,385,000 additional shares in the registration statement which are the subject of "piggyback" registration rights granted to other holders of the Company's securities. A total of 5,100,000 of those shares are registrable for the benefit of Liviakis Financial Communications, Inc. ("LFC") and two affiliates of LFC, Messrs. John M. Liviakis and Robert B. Prag. LFC and Messrs. Liviakis and Prag have agreed that they will not sell any shares under the registration (even if they elect to have their shares included in the registration) until at least July 31, 1998. See "Certain Transactions."

       The Company may redeem the Debentures and/or the Preferred Stock at any time during the first 270 days following the initial closing date of this offering (and for 60 days thereafter under certain circumstances) if the closing bid price (or last sale price, if available) of the Common Stock for at least 20 trading days in any consecutive 30 trading day period is less than the Minimum Conversion Price. The Company must pay 118% of the holder's initial cash investment to redeem either Debentures or Preferred Stock, plus pay accrued but unpaid dividends to the date of redemption. The Company may also redeem any Preferred Stock outstanding three years from December 10, 1997, at stated value plus accrued and unpaid dividends.

       The Company has agreed with the purchasers of the Debentures that it will not offer any equity securities in private offerings pursuant to SEC Regulations D or S or otherwise, for 150 days from December 10, 1997. After such period, and continuing until the shares underlying the Debentures and/or Series A Preferred Stock have been registered for public sale, the Company has granted a first right of refusal to the purchasers of the Debentures to purchase any equity securities offered privately by the Company pursuant to SEC Regulations D or S or otherwise.

       The offering of 8% Debentures was made pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act. The Debentures, the Series A Preferred Stock and the D/PS Common Stock (hereafter collectively referred to as the "Securities") are or will, when issued, be "restricted securities" as defined under Rule 144 of the Securities Act. Holders will not be able to resell the Securities absent an effective registration statement covering the Securities or an exemption from such registration requirements, the availability of which must be demonstrated to the satisfaction of the Company. There is currently no public market for the Debentures or the Preferred Stock and there is no intention that any public trading market develop for the Debentures or Preferred Stock.

     JW Charles Securities, Inc. of Boca Raton, Florida, acted as finder for the Company in connection with the offering. JW Charles received a finder's fee of 7% of the gross offering proceeds and a Stock Purchase Warrant to purchase 50,000 shares of the Company's Common Stock at $6.525 per share, exercisable until December 9, 2000. The shares underlying the Warrant have both demand and "piggyback" registration rights. The Company is also obligated to pay a finder's fee of 2.5% of the gross offering proceeds, or $76,500, to Liviakis Financial Communications, Inc. for its assistance in locating JW Charles Securities. See "Certain Transactions."

       The foregoing summarizes the terms and conditions of certain agreements entered into between the Company and the purchasers of the 8% Debentures. The descriptions of the terms of the agreements are qualified in their entirety by reference to copies of the operative documents, including the Debenture Agreement (including the form of 8% Debenture Certificate), the Registration Rights Agreement and the Form of Subscription Agreement which have been filed by the Company with the SEC as Exhibits to its Form 8-K Current Report Reporting an Event of December 14, 1997. Copies of these documents as filed by the Company are available through the SEC's Edgar database and will also be made available to any shareholder upon written request to the Company at its principal offices located at 2200 Powell Street, Suite 450, Emeryville, CA 94608, Attn: Robert E. Robichaud, Asst. Secretary. The proposed form of Articles of Amendment to the Company's Articles of Incorporation including the Designation of Series A Cumulative Convertible Redeemable Preferred Stock to be authorized by the Board of Directors for filing with the Colorado Secretary of State if Proposal 3 is approved is included as Exhibit B to this Proxy Statement.

                              PROPOSALS FOR VOTING

PROPOSAL 1:  ELECTION OF DIRECTORS

       The Board of Directors has nominated the persons named above for election as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

       Vote Required

       In order to be elected as a director, a nominee will have to receive a majority of the votes cast for that nominee, assuming a quorum (which consists of a majority of the shares entitled to vote at the meeting) is present at the meeting. Cumulative voting in the election of directors is not allowed. See "Voting," above.

       Board Recommendation

       The Board of Directors recommends that the shareholders vote FOR the reelection of the six incumbent directors described above under "Information Relating to Various Proposals - Information Concerning Directors."

PROPOSAL 2:  AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AMEND
ARTICLE 4 TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 40,000,000

       The Board of Directors has adopted resolutions to approve an amendment to
Article 4 of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 12,000,000 to 40,000,000. The proposed Amendment to the Articles of Incorporation which would be filed with the Colorado Secretary of State upon approval of Proposals 2 and 3 is included as Exhibit A to this Proxy Statement. If either Proposal 2 or 3 is rejected by shareholders, appropriate modifications will be made to Exhibit A prior to filing to reflect the actions taken by the Company's shareholders.

       Need to Increase Authorized Common Stock

     The Company does not presently have enough authorized and unissued Common Stock to honor the exercise or conversion of outstanding options, warrants and rights entitling the holders thereof to acquire shares of Common Stock (the "Common Stock Instruments"). As of November 30, 1997, the Company had a total of 9,212,240 shares of Common Stock outstanding. There were a total of approximately 4,695,760 additional shares of Common Stock issuable pursuant to outstanding Common Stock Instruments as of November 30, 1997, although by reason of vesting schedules and agreements with the holders of certain of those Common Stock Instruments, only approximately 2,069,580 shares are presently issuable. Once fully vested, or the agreements to postpone issuance rights expire, the Company would be short by approximately 1,908,000 shares of Common Stock if all holders of Common Stock Instruments invoked their rights to shares of the Company's Common Stock.

       In addition, since November 30, 1997, the Company has issued the 8% Debentures and the 50,000 share Common Stock Purchase Warrant to JW Charles Securities, Inc. described above. At a conversion price of $6.00 per share of Common Stock, the $3,060,000 of 8% Debentures or 3,060,000 shares of Series A Preferred Stock would require 510,000 shares of Common Stock upon conversion; at $4.00 per share (the Minimum Conversion Price which is in effect for 270 days from December 10, 1997), 765,000 shares of Common Stock would be issuable on conversion. See "8% Debenture Offering and Relationship to Proposals 2 and 3" above.

       Most of the Common Stock Instruments are backed by the representation of the Company that it would at all times keep an adequate number of shares of Common Stock reserved to honor the Common Stock Instrument or, more recently, that it would repurchase the Common Stock Instrument for a specified amount (generally the fair market value of the issuable shares less the consideration to be received therefor) if it is unable to issue the shares of Common Stock underlying the Instrument. It is therefore imperative that the Company's Articles of Incorporation be amended to increase the authorized number of shares of Common Stock in order for the Company to be able to honor existing obligations. The deficit between the number of available, authorized and unissued shares of Common Stock and the Company's obligations also makes it impossible for the Company to pursue any additional financings or other transactions requiring Common Stock.

     Certain  Effects  Of  Authorized  But  Unissued  Common  Stock,   Including
Anti-Takeover Implications

       Upon approval of Proposal 2, there will be approximately 26,042,000 shares of Common Stock available for future issuance without further shareholder approval (less additional reservations of shares to honor conversion rights of the Debentures and/or Series A Preferred Stock). The additional authorized shares of Common Stock would also be available for issuance (subject to further shareholder approval if required by law or applicable stock exchange rules) at such times and for such proper corporate purposes as the Board of Directors may approve. These additional shares may be utilized for a variety of corporate purposes including future private or public offerings to raise additional capital, to pay Company debts or to facilitate corporate acquisitions, conversions of convertible securities, employee benefit plans, stock splits effected in the form of stock dividends, and other general corporate purposes. Increasing the authorized Common Stock will give the Company greater flexibility and will allow the Company to issue additional Common Stock for the purposes described above.

       One of the effects of the existence of unissued and unreserved Common Stock may be to enable the Board of Directors to issue shares to persons friendly to current management which could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of the Company's management. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to acquire control of the Company.

       The Company does not currently have any plans to issue additional shares of Common Stock other than shares of Common Stock as interest on, or in conversion of, the 8% Debentures, as dividends on, or in conversion of, the Series A Preferred Stock (if Proposal 3 is approved), and upon the exercise or conversion of the Common Stock Instruments which have been issued to date or which may be issued in the future to the Company's employees, nonemployee directors, consultants or others.

       Vote Required

       The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is needed for the approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2.

       Each of the Company's officers, directors and 5% owners have executed voting agreements with the Company pursuant to which they have agreed to vote any and all shares they own as of the record date of this meeting in favor of Proposal 2. See "Beneficial Ownership of Common Stock," above.

       Recommendation of the Board of Directors

       For the reasons stated above, the Board of Directors believes that approval of Proposal 2 is essential to the ability of the Company to pursue its business plan and to honor the obligations it has to holders of Common Stock Instruments and the 8% Debentures. The Board of Directors therefore recommends that the shareholders vote FOR Proposal 2.

PROPOSAL  3:  AMENDMENT  TO THE  COMPANY'S  ARTICLES OF  INCORPORATION  TO AMEND
ARTICLE 4 TO AUTHORIZE 15,000,000 SHARES OF "BLANK CHECK PREFERRED STOCK, UP TO 4,000,000 OF WHICH ARE TO BE IMMEDIATELY DESIGNATED AS SERIES A PREFERRED STOCK

       Reasons for Proposal 3

       The Board of Directors has adopted resolutions to approve an amendment to
Article 4 of the Company's Articles of Incorporation to authorize 15,000,000 shares of what is commonly known as "blank check" Preferred Stock. The term "blank check" Preferred Stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the board of directors of a company. If Proposal 3 is approved, the Board of Directors will act immediately to designate up to 4,000,000 shares of Preferred Stock as Series A Preferred Stock to effect conversion of the 8% Debentures into shares of Series A Preferred Stock. See "8% Debenture Offering and Relationship to Proposals 2 and 3" above.

       The purpose of Proposal 3 is thus two-fold: first, to authorize shares of undesignated Preferred Stock which may be designated and issued from time to time by the Board of Directors for a variety of corporate purposes including future private or public offerings to raise additional capital, to pay Company debts or to facilitate corporate acquisitions, conversions of convertible securities, employee benefit plans, stock splits effected in the form of stock dividends, and other general corporate purposes; second, to authorize the class of stock needed to allow the Board of Directors to designate up to 4,000,000 shares of such class as Series A Preferred Stock, which will effect conversion of the 8% Debentures.

     Description of "Blank Check" Preferred Stock, Including Anti-Takeover Implications

       If Proposal 3 is approved, the Board could authorize the issuance, at any time or from time to time, of one or more series of Preferred Stock, generally without any further shareholder approval unless required by law or applicable stock exchange rules. The Company is not presently subject to any stock exchange rules which would require such shareholder approval. In addition, the Board would determine all designations, relative rights, preferences, and limitations of such stock including but not limited to the following: designation of series and numbers of shares; dividend rights; rights upon liquidation or distribution of assets of the Company; conversion or exchange rights; redemption provisions; sinking fund provisions; and voting rights.

     One of the primary purposes of authorizing the Board of Directors to designate and issue shares of Preferred Stock is to eliminate delays associated with a shareholder vote on specific issuances. The Board of Directors may, however, subject to their duties to existing shareholders, issue Preferred Stock with voting and conversion rights which could adversely affect the voting power of the holders of Common Stock, and which could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company. The Board of Directors is required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the shareholders and the Company; however, the Board of Directors could issue shares of Preferred Stock that could, depending on the terms of such series, make more difficult an attempt to obtain control of the Company by merger, tender offer, proxy contest or other means.

       While the Company may consider effecting an equity offering of Preferred Stock or otherwise issuing such stock in the future for purposes of raising additional capital or for acquisitions, the Company, other than the Series A Preferred Stock to be immediately designated upon approval of Proposal 3 as described herein, has no agreements or understandings as of the date hereof with any third party to effect any such offering or acquisition, or to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering will in fact be effected or that an acquisition pursuant to which such shares may be issued will be proposed and consummated. Therefore, the terms of any Preferred Stock subject to this proposal (other then the Series A Preferred Stock described herein) cannot be stated or estimated with respect to any or all of the securities authorized.

       Description of Series A Preferred Stock

Generally

       As described above under "8% Debenture Offering and Relationship to Proposals 2 and 3," the Board of Directors will designate up to 4,000,000 shares of Preferred Stock as Series A Preferred Stock to allow the 8% Debentures to be converted into shares of Series A Preferred Stock. As of the date hereof, a total of 3,060,000 shares of Series A Preferred Stock would be required to effect conversion of the 8% Debentures. Any shares not required to honor such conversion rights would be removed from the Designation.

       The shares of Series A Preferred Stock will carry a stated value of $1.00 per share. When issued, the Series A Preferred Stock will be duly and validly issued, fully paid and nonassessable and the holders will have no preemptive rights. The Series A Preferred Stock will not be subject to any sinking fund or other obligation of the Company to redeem or retire the Series A Preferred Stock. Unless earlier redeemed by the Company, the Series A Preferred Stock will have a perpetual maturity. Any Series A Preferred Stock redeemed or otherwise acquired by the Company will, upon cancellation, have the status of authorized but unissued Preferred Stock subject to reissuance by the Board of Directors as Series A Preferred Stock or as shares of Preferred Stock of any one or more other, different series.

Dividends

       Holders of the Series A Preferred Stock are entitled to receive cumulative quarterly dividends, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, initially at a per annum rate of 8% per share. The dividend rate will be reduced to 4% per annum upon initial effectiveness of an SEC registration statement covering the shares of Common Stock into which the Series A Preferred Stock is convertible. Dividends are payable as of the record dates of March 31, June 30, September 30 and December 31 of each year, commencing on the first date following the date of original issuance of the Series Preferred Stock. Dividends on the Series A Preferred Stock will be cumulative from the date of original issuance, and will be payable to holders of record as they appear on the stock books of the Company on such record dates. Payment dates shall be no more than 15 days after the record dates. Any unpaid dividends will bear interest at the same rate as the dividend rate then in effect for the Series A Preferred Stock.

       Unless the full amount of cumulative dividends on the Series A Preferred Stock have been paid or sufficient funds set aside therefor, dividends may not be paid or declared and set aside for payment and other distribution may not be made on the Common Stock or any other stock of the Company ranking junior to the Series A Preferred Stock as to dividends.

       Under Colorado law, dividends or distributions to shareholders may be made only under certain circumstances. Dividends or distributions may not be paid in cash or property of the Company (including shares of the corporation's stock) if after giving effect to such distribution the corporation (1) would not be unable to pay its debts as they become due in the ordinary course or (2) the corporation's total assets would be less than its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The Company's ability to pay dividends in the future may therefore depend upon its financial results, liquidity and financial condition.

Conversion into Common Stock

       The Series A Preferred Stock is convertible at the option of the holder into shares of Common Stock effective upon (i) an amendment to the Company's Articles of Incorporation increasing the number of shares of authorized Common Stock (which is being submitted at this meeting as Proposal 2) and (ii) a declaration of effectiveness by the SEC of a registration statement covering the Common Stock into which the Series A Preferred Stock are convertible. The Series A Preferred Stock will be convertible into Common Stock at per share rate, based upon the stated value of $1.00 per share (the "Conversion Price") equal to the lesser of (i) $6.00 per share of Common Stock or (ii) 80% of the average of the closing bid price of the Common Stock as reported on the OTC Electronic Bulletin Board (or, if available, the closing bid price as quoted on NASDAQ or any other national securities exchange upon which the Common Stock is then listed) over the five trading days prior to conversion. The Conversion Price will in no case be less than $4.00 per share of Common Stock for the first 270 days from December 10, 1997 (the "Minimum Conversion Price"). After such 270 day period, the Minimum Conversion Price will be eliminated. No fractional shares of Common Stock will be issued upon conversion of Series A Preferred Stock; rather, a holder entitled to a fractional share may receive the next higher whole number of shares of Series A Preferred Stock if the fractional share to which such holder is otherwise entitled is equal to 0.5 or greater, or the next lower number of whole shares if the fractional share to which such holder is otherwise entitled is less than 0.5. Instead of applying the rounding formula, the Company, at its election, may pay cash in lieu of any fractional share otherwise issuable upon conversion of Series A Preferred Stock.

       The Company has agreed to file a registration statement with the SEC covering the shares of Common Stock issuable as dividends on the Series A Preferred Stock and upon conversion thereof. The registration statement is to be filed within 90 days of December 10, 1997. If the registration statement is not effective within 150 days of the initial closing date, then the Conversion Price and the Minimum Conversion Price are reduced by 2% off the then-applicable conversion prices. For each additional 30 days (or any fraction of a 30 day period that the registration statement remains ineffective), the applicable conversion price is reduced another 2%. This reduced price then remains in effect for the remaining period during which the Series A Preferred Stock remains outstanding.

Liquidation Rights

       In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, before any distribution of assets is made to holders of Common Stock or any other stock of the Company ranking junior to the shares of Series A Preferred Stock upon liquidation, dissolution or winding up, the holders of Series A Preferred Stock shall receive a liquidation preference of $1.00 per share and shall be entitled to receive all accrued and unpaid dividends through the date of distribution. If, upon such a voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company are insufficient to pay in full the amounts payable with respect to the Series A Preferred Stock, the holders of the Series A Preferred Stock will share ratably in any such distributions of assets of the Company first in proportion to their respective liquidation preferences until such preferences are paid in full, and then in proportion to their respective amounts of accrued but unpaid dividends. After payment of any liquidation preference and accrued dividends, the shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. A consolidation or merger of the Company with or into any other corporation is not deemed to be a liquidation, dissolution or winding up of the Company, provided it is approved by a majority of the Series A Preferred Stock.

Optional Redemption

       The Series A Preferred Stock is subject to redemption in whole or in part at the election of the Company upon not less than 30 nor more than 60 days' notice by mail, at any time up to 270 days following December 10, 1997 if, during such period, the closing bid price of the Common Stock for at least 20 trading days in any consecutive 30 trading day period is less than $4.00 per share. To redeem the Series A Preferred Stock, the Company must pay 118% of the principal amount being redeemed, together with accrued but unpaid dividends owing to the date of redemption. If the 20 day period falls wholly within the last 60 days of the 270 day period, then the Company will have a full 60 days from the end of the 270 day period within which to redeem the Series A Preferred Stock.

       The Company may also redeem any Preferred Stock outstanding after 36 months from December 10, 1997 by payment of $1.00 per share plus all accrued and unpaid dividends to the date of redemption.

       If fewer than all of the shares of Series A Preferred Stock are to be redeemed, the shares to be redeemed shall be pro rata among all shares outstanding. On and after the date fixed for redemption, provided that the redemption price (including any accrued and unpaid dividends to but excluding the date fixed for redemption) has been duly paid or provided for, dividends shall cease to accrue on the Series A Preferred Stock called for redemption, such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as shareholders of the Company shall cease, except the right to receive the monies payable upon such redemption, without interest thereon, upon surrender of the certificates evidencing such shares.

Voting Rights

       The holders of the Series A Preferred Stock will have no voting rights except as described below or as required by law. In exercising any such vote, each outstanding share of Series A Preferred Stock will be entitled to one vote, excluding shares held by the Company or any affiliate of the Company, which shares shall have no voting rights.

       As long as any Series A Preferred Stock is outstanding, the Company may not, without the affirmative vote or consent of the holders of at least 50% (unless a higher percentage shall then be required by applicable law) of the outstanding shares of Series A Preferred Stock amend or repeal any provision of the Company's Articles of Incorporation (including the Designation) or Bylaws which would have the effect of altering, changing or amending the preferences, rights, privileges, or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock.

       Vote Required

       The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is needed for approval of Proposal 3. Abstentions and broker non-votes will have the same effect as a vote against Proposal 3.

       Each of the Company's officers, directors and 5% owners have executed voting agreements with the Company pursuant to which they have agreed to vote any and all shares they own as of the record date of this meeting in favor of Proposal 3. See "Beneficial Ownership of Common Stock," above.

       Recommendation of the Board of Directors

       The Board of Directors believes that approval of Proposal 3 is in the best interests of the Company and its shareholders. The Board of Directors therefore recommends that the shareholders vote FOR Proposal 3.

PROPOSAL 4: APPROVAL OF AMENDMENTS TO THE COMPANY'S 1992 STOCK OPTION PLAN (THE "PLAN") TO INCREASE THE NUMBER OF SHARES UNDERLYING OPTIONS THAT MAY BE GRANTED UNDER THE PLAN FROM 880,000 TO 2,680,000 SHARES

       The Board of Directors has approved, and recommends that shareholders approve, an amendment to the Company's 1992 Stock Option Plan (the "Plan") that would increase the number of shares of Common Stock underlying options that may be granted under the Plan from its present number of 880,000 shares to 2,680,000 shares.

       The Plan was originally adopted in September 1992 for use in encouraging employees, directors and others in a position to contribute to the success of the Company by granting them a right to participate in the Company through exercise of stock options. In December 1995, the shareholders approved amendments to the Plan which had been previously adopted by the Board of Directors, which were primarily adopted to assure compliance with federal tax and securities laws, but which were also adopted to allow the Plan to better serve the intended purpose of motivating employees, consultants and directors to exert their best efforts on behalf of the Company.

       Reasons for the Proposed Amendment

       The Company has embarked on a vigorous program to expand the business of the Company. As part of that expansion, the Company has brought on new officers and personnel, many of whom it has desired to motivate to contribute to the success of the Company through the grant of stock options. Shareholders had previously approved a total of 880,000 shares of Common Stock for issuance pursuant to options that could be granted under the Plan. As of June 30, 1997, only 190,951 shares remained available for issuance of options under the Plan. Consequently, on August 6, 1997, the Board of Directors adopted an amendment to the Plan to increase the number of shares reserved under it by 1,800,000, to a total of 2,680,000 shares, and approved submission to shareholders for their approval at the next Annual Meeting.

       Description of the Plan

       A description of the Plan is set forth in the foregoing section of this Proxy Statement entitled "Executive Compensation - Stock Option Plan." A copy of the Plan (including the proposed amendment) is included as Exhibit C to this Proxy Statement.

       Options Presently Outstanding under the Plan

       As of November 30, 1997, there were a total of 645,181 options outstanding under the Plan, 263,731 of such options being vested at that date. Of the total options, 222,781 were held by directors (one of whom is also an officer of the Company), 152,400 were held by other executive officers, and 272,400 were held by employees or consultants of the Company. See also "Executive Compensation - Stock Option Plan." The following table sets forth a summary of option grants and outstanding options held by certain persons and the terms of those options. Information is also included regarding the number of options that have been exercised by each person or group.

==================================================================================================================================
                                                    Option Grants                            # of Options
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          # of
            Optionee                                                   Exercise                                         Options
       (Name and Position)            # Shares          Date            Price       Vested         Unvested         Exercised
----------------------------------------------------------------------------------------------------------------------------------
Rod L. Stambaugh,                   75,000            09/16/92             $0.13       -               -                   75,000
President, Director,                80,000            12/05/95             $0.13    70,400          9,600                  -0-
Director-nominee
----------------------------------------------------------------------------------------------------------------------------------
Evon A. Kelly, Chief                 (1)
Executive Officer, Director,
Director-nominee
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Robichaud, Chief          50,000            09/05/97             $3.95     8,000         42,000                 -0-
Financial Officer
----------------------------------------------------------------------------------------------------------------------------------
Raymond J. Mueller, Vice            50,000            11/24/97             $6.34     5,000         45,000                 -0-
President - Operations
----------------------------------------------------------------------------------------------------------------------------------


Current Executive Officers          325,000           09/16/92-            $0.13-    92,900        139,500               92,600
as a Group (6 persons)                                11/24/97             $6.34
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
Richard A. Barton,                     (2)                                           -             -
Director and Director-
nominee
----------------------------------------------------------------------------------------------------------------------------------
Caesar Berger, Director             20,000            12/05/95             $0.13      -            5,000                 15,000
and Director-nominee                20,000            12/05/96             $0.218    5,000         15,000                 -0-
                                    (2)
----------------------------------------------------------------------------------------------------------------------------------
Alan B. Roberts, Director           35,068            12/05/95             $0.13     -              5,000                30,068
                                    20,000            09/29/96             $0.16     -             10,000                10,000
                                    20,000            09/29/97             $6.15     -             20,000                 -0-
                                    (2)
----------------------------------------------------------------------------------------------------------------------------------
Chester N. Winter,                  47,781            12/05/95             $0.13     42,781        5,000                  -0-
Director and Director-              20,000            02/09/96             $0.13     15,000        5,000                  -0-
nominee                             20,000            02/09/97             $0.125    5,000         15,000                 -0-
                                    (2)
----------------------------------------------------------------------------------------------------------------------------------
Non-Employee Directors as           202,849           12/05/95-            $0.125-   72,781        70,000                60,068
a Group (4 persons)                   (2)             02/09/97             $6.15
==================================================================================================================================
All Employees as a group            575,250           08/24/93-            $0.13-    103,050       169,350              297,800
(3)                                                   11/25/97             $7.41
==================================================================================================================================

      (1) Mr. Kelly was granted a stock option to purchase 600,000 shares of the Company's Common Stock at the time he was hired; however, the option was not granted under the Plan. See "Executive Compensation - Employment Agreements and Change in Control Provisions," above.

      (2) Each non-employee director is entitled to a 20,000 share option grant on the anniversary date of becoming a director. Options grantable to these directors after November 30, 1997, and through the end of the fiscal year ended June 30, 1998, are not included in the table. See "Executive Compensation Director Compensation," above.

      (3) Includes 215,000 options granted to Michael Brisnehan, the former President and Chief Financial Officer of the Company. The options were granted in 1993 (125,000 options) and 1995 (90,000 options) at the exercise price of $.13/share. All of the options have been exercised.

       Need for Shareholder Approval of the Amendment to the Plan

       In order to allow the options that have been issued as incentive stock options to receive the favorable tax treatment such options are allowed, as well as to obtain certain exemptions from Exchange Act Section 16 "short-swing profits" rules that would otherwise apply, shareholders of the Company must approve the amendment to the Plan within twelve months of the date it was adopted by the Board of Directors.

       Vote Required

       Approval of the amendment to the Plan requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.
                                      -23-

       Recommendation of the Board of Directors

       The Board of Directors recommends a vote FOR approval of Proposal 4.

PROPOSAL 5: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

       The Board has selected Price Waterhouse LLP, independent public accountants, as independent auditors for the Company for 1998. A resolution is being submitted to shareholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by shareholders is not a legal prerequisite to the Board's selection of Price Waterhouse LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the shareholders do not ratify the selection of Price Waterhouse LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Price Waterhouse LLP, notwithstanding the failure of the shareholders to ratify its selection.

       The Board expects that representatives of Price Waterhouse LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

       Price Waterhouse LLP has been the Company's independent public accountants since 1994. During the fiscal year ended June 30, 1997, Price Waterhouse LLP performed audit and other services for the Company including consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

       The appointment of auditors is approved annually by the Board.

       Vote Required

       Approval of Proposal 5 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.

       Recommendation of the Board of Directors

       The Board of Directors recommends a vote FOR approval of Proposal 5.

                                  OTHER MATTERS

       The Board of Directors of the Company knows of no other matters to be presented at the annual meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

                              SHAREHOLDER PROPOSALS

     In accordance with the rules of the Securities and Exchange Commission ("SEC"), any proposal of a shareholder intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company, to the attention of the Secretary, at 2200 Powell Street, Suite 450, Emeryville, California 94608 by September 1, 1998, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 1998 Annual Meeting. If the Company elects to move the date of the 1998 Annual Meeting more than 30 days from the date of the 1997 Annual Meeting, such proposals must be received by a reasonable time prior to such meeting.

                      ANNUAL REPORT - FINANCIAL STATEMENTS

     A copy of the Company's 1997 Annual Report on Form 10-KSB/A (including Amendments 1 and 2 thereto), including financial statements for the years ended June 30, 1997 and 1996, is being mailed to all shareholders herewith. Except for any portion of the Form 10-KSB/A which is specifically incorporated by reference into this Proxy Statement, neither the Form 10- KSB/A nor the Chief Executive Officer's letter included in the 1997 Annual Report are to be regarded as proxy solicitation material or as a communication by means of which any solicitation is being made. THE COMPANY WILL PROVIDE ANY SHAREHOLDER WITH A COPY OF ANY EXHIBIT TO THE FORM 10-KSB/A PURSUANT TO THE REQUEST PROCEDURE DESCRIBED IN THE FORM 10-KSB/A.

                           INCORPORATION BY REFERENCE

       The following information is incorporated by reference into this Proxy Statement from the Company's Annual report on Form 10-KSB/A for the Fiscal Year ended June 30, 1997: Item 9, under the caption "Compliance with Section 16(a) of the Exchange Act."


                               By Order of the Board of Directors


                               Robert E. Robichaud
                               Assistant Secretary

Dated:   January 5, 1998

                            U.S. Wireless Data, Inc.

                      Appendices to Proxy Statement for the
                       1997 Annual Meeting of Shareholders



Appendix 1:  Form of Proxy Card

Appendix 2:  1997 Annual Report on Form 10-KSB/A (Amendment No. 1)

                            U.S. Wireless Data, Inc.

                       Exhibits to Proxy Statement for the
                       1997 Annual Meeting of Shareholders


A. Articles of Amendment to the Articles of Incorporation Re: Increase in Authorized Common Stock to 40,000,000 Shares (Proposal 2) and Authorization of 15,000,000 Shares of "Blank Check" Preferred Stock (Proposal 3)

B. Articles of Amendment to the Articles of Incorporation Re: Designation of up to 4,000,000 Shares of Series A Cumulative Convertible Preferred Stock (Relating to Proposal 3)

C. 1992 Amended Stock Option Plan, as Proposed to be Further Amended (Relating to Proposal 4)

                                                                       Exhibit A

                                 Proxy Statement
                                       of
                            U.S. WIRELESS DATA, INC.

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION


                  FIRST:  That the name of the Corporation is U.S.
Wireless Data, Inc.
                  SECOND: That the text of the Amendment to the Articles of Incorporation of the Corporation increasing the number of shares of authorized no par value common stock to 40,000,000 and authorizing 15,000,000 shares of no par value preferred stock is as set forth on Exhibit 1 attached hereto which is incorporated herein by reference.
                  THIRD: That the Amendment was adopted on _________________________, 1998.
                  FOURTH: That the Amendment was duly adopted by the shareholders of the Corporation.
                  IN WITNESS WHEREOF, U.S. Wireless Data, Inc. has caused these Articles of Amendment to be duly executed this _____ day of __________________, 1998.

                                                U.S. Wireless Data, Inc.

                                                By:  ______________________
                                                    Evon A. Kelly,
                                                    Chief Executive Officer
ATTEST:

_________________________________
Robert E. Robichaud,
Assistant Secretary

                                    Exhibit 1

               Articles of Amendment to Articles of Incorporation

                            U.S. Wireless Data, Inc.


                  Article FOURTH of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

          A. The aggregate number of shares which the Corporation shall have authority to issue is fifty-five million (55,000,000) shares, consisting of forty million (40,000,000) shares of common stock without par value per share (the "Common Stock"), and fifteen million (15,000,000) shares of preferred stock without par value per share (the "Preferred Stock").

          B. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Colorado to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

          The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

                    1. The  number of shares  constituting  that  series and the distinctive designation of that series;

                    2. The dividend  rate on the shares of that series,  whether dividends shall be cumulative, and, if so, from which date or dates, whether dividends shall be payable in cash or in kind, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                    3. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                    4. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conver- sion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                    5. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                    6. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                    7. The rights of the  shares of that  series in the event of voluntary or involuntary liquidation, dissolution or winding up, or merger, consolidation, distribution or sale of assets of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

                    8. Any other relative rights, preferences and limitations of that series. Shares of Preferred Stock may be authorized and issued, in aggregate amounts not exceeding the total number of shares of Preferred Stock authorized by the Articles of Incorporation, from time to time as the Board of Directors of the Corporation shall determine and for such consideration as shall be fixed by the Board of Directors.

                         [End of Articles of Amendment]

                                                                       Exhibit B

                            U.S. WIRELESS DATA, INC.

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION


          FIRST: That the name of the Corporation is U.S. Wireless Data, Inc.

          SECOND: That the text of the Amendment to the Articles of Incorporation of the Corporation determining the designations, preferences, limitations and relative rights of the Series A Preferred Stock is set forth on Exhibit 1 attached hereto and is incorporated herein by reference.

          THIRD: That the Amendment was adopted on ______________________, 1998.

          FOURTH: That the Amendment was duly adopted by the Board of Directors of the Corporation.

          IN WITNESS WHEREOF, U.S. Wireless Data, Inc. has caused these Articles of Amendment to be duly executed this _____ day of __________________, 1998.


                                                     U.S. Wireless Data, Inc.


                                                      By:______________________
                                                         Evon A. Kelly,
                                                         Chief Executive Officer
ATTEST:

_________________________________
Robert E. Robichaud,
Assistant Secretary

                                    EXHIBIT 1

                       DESIGNATION OF SERIES A CUMULATIVE
                     CONVERTIBLE REDEEMABLE PREFERRED STOCK


                  U.S. Wireless Data, Inc., a Colorado corporation (the "Corporation"), hereby designates the preferences, limitations and relative rights of its Series A Cumulative Convertible Redeemable Preferred Stock as follows:

1.        DESIGNATION

          Four Million (4,000,000) shares of the Corporation's 15,000,000 total authorized shares of no par value preferred stock are hereby designated as Series A Cumulative Convertible Redeemable Preferred Stock (hereinafter referred to as the "Series A Preferred").

2.       STATED VALUE

         The Series A Preferred shall have a stated value of one dollar ($1.00) per share (hereafter the "Stated Value").

3.       DIVIDENDS

          (a) Right to Dividends and Initial Dividend Rate. The holders of outstanding Series A Preferred shall be entitled to receive cumulative dividends at the initial rate of eight percent (8%) per share, per annum, based on the Stated Value of the Series A Preferred. Cumulative dividends shall accrue and be paid quarterly to record holders of Series A Preferred as of March 31, June 30, September 30 and December 31 of each year (the "Dividend Record Dates"), in arrears, if, as and when declared by the Board of Directors, out of assets at the time legally available for such dividends.

          (b) Adjustment of Dividend Rate. The dividend payable on the Series A Preferred shall be reduced to four percent (4%) per annum upon initial effectiveness of a registration statement with the United State Securities and Exchange Commission (the "SEC") covering the shares of Common Stock into which the Series A Preferred is convertible. Thereafter, interest shall continue at such rate until all of the Series A Preferred has been converted to Common Stock or all shares of the Series A Preferred have been redeemed by the Corporation.

          (c) Payment Dates for Dividends. Dividends shall be paid on or before the 15th of the month following each Interest Payment Record Date, or the next Business Day thereafter if such day is not a Business Day.

          (d) Payment of Dividends. The Corporation shall pay all dividends on the Series A Preferred in shares of its no par value common stock (the "Common Stock") to the extent the Corporation has a sufficient number of shares of Common Stock available to pay such dividends. Shares of Common Stock used to pay dividends may be authorized and unissued shares or treasury shares of the Corporation. The Corporation agrees to use its best efforts to maintain a sufficient number of shares of Common Stock available at all times to allow for the payment of dividends on the Series A Preferred in shares of Common Stock. If the Corporation has an insufficient number of shares of Common Stock available at any time to pay all dividends then owing in shares of Common Stock, the Corporation may pay all or any part of such dividend in cash or other property (including other securities of the Corporation) having a value equal to the dividend then payable.

          (e) Number of Shares of Common Stock Issuable as Dividends. For any dividend being paid in shares of Common Stock, the number of shares of Common Stock issuable per share of Series A Preferred shall be calculated as follows: The amount of the dividend owing on the Series A Preferred at the Dividend Record Date (in dollars) shall be divided by the average closing bid price of the Common Stock over the last five trading days prior to the Dividend Record Date as quoted on the OTC Electronic Bulletin Board, or such other quotation service as is quoting bid and asked prices for the Common Stock. If the Common Stock is then listed on the NASDAQ Stock Market or any other national exchange which has closing bid price reporting, the five day average of the closing bid price for the Common Stock for such days as reported on NASDAQ or such other national securities exchange shall be substituted for the five day average closing bid price as reported by the OTC Electronic Bulletin Board or other quotation service. In the event the Common Stock is not quoted on any exchange or quotation service, then the Board of Directors, acting in good faith, shall adopt a resolution valuing the Common Stock for purposes of determining the number of shares of Common Stock issuable as a dividend at such Dividend Record Date. The price of the Common Stock used for purposes of determining the number of shares issuable as dividends on the Series A Preferred or for purposes of conversion of Debentures into Common Stock pursuant to Section 5 of this designation is hereafter referred to as the "Market Price." When computed in connection with a conversion transaction, the average shall be computed using the five trading days prior to the Conversion Date.

          (f) Payment of Dividends to Holders Based on Total Shares of Series A Preferred Registered in the Name of Such Holder. Notwithstanding the number of certificates held by an individual holder of Series A Preferred, the Corporation shall be entitled to cumulate the number of shares represented by all such certificates held in the name of the same holder, and the cumulative total shall then be multiplied by the number of Common Shares issuable as a dividend per share of Series A Preferred to determine the total number of shares of Common Stock issuable to such holder at each Dividend Record Date.

          (g) No Issuance of Fractional Shares. No fractional shares of Common Stock will be issued as a dividend on the Series A Preferred; rather, a holder of Series A Preferred otherwise entitled to a fractional share of Common Stock as a dividend may receive, at the sole option of the Corporation, either (i) cash in lieu of such fractional share, or (ii) the next higher whole number of shares of Common Stock if the fractional share to which such holder is otherwise entitled is equal to 0.5 or greater, or the next lower whole number of shares of Common Stock if the fractional share to which such holder is otherwise entitled is less than 0.5.

          (h) Dividend Statements. At the time of each dividend payment, the Corporation shall provide each holder of Series A Preferred with a statement showing the manner in which it calculated the dividend payable at such Dividend Record Date, including the calculation used to determine the number of shares of Common Stock issued as such dividend.

          (i) Place of Dividend Payment. Dividends shall be payable, and transfer of the Series A Preferred will be registrable, at the Principal Office of the Company. Upon request by a holder of Series A Preferred, payment of dividends shall be made by delivery of a check or Common Stock certificates to the registered holder mailed to such holder's address as it appears on the Series A Preferred register.

          (j) Priority of Dividends. The Corporation shall make no Distribution (as defined below) to the holders of Common Stock in any fiscal year unless and until any and all unpaid dividends shall have been paid upon all Series A Preferred. "Distribution" as used in this Section means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the Corporation), or the purchase or redemption of shares of the Corporation for cash or property, but does not include (i) the repurchase of shares from a terminated employee or consultant of the Corporation within the terms of an agreement approved by the Corporation's Board of Directors or (ii) a distribution which is part of a voluntary liquidation, dissolution or winding up of the Corporation.

          (k) Dividends Cumulative. All dividends owing on the Series A Preferred shall be cumulative. Dividends shall accrue or accumulate to the extent they are unpaid. Unpaid dividends shall bear and accrue interest at the same rate applicable to the Series A Preferred as of the time of the Dividend Record Date for the unpaid dividend. The unpaid dividends, together with interest thereon, shall be paid as soon as the Corporation is legally able to pay any such dividends and interest. Interest on unpaid dividends shall also be paid in shares of Common Stock, if possible, with the number of shares of Common Stock issuable as interest being calculated in the same manner as for dividends.

4.       LIQUIDATION PREFERENCE

          (a) Basic Preference Rights. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation (a "Liquidation"):

               (1) Payments to Holders of Series A Preferred. Each holder of shares of Series A Preferred then outstanding shall be entitled to receive an amount equal to $1.00 for each share of Series A Preferred (the "Series A Liquidation Preference"), plus all accrued and unpaid dividends thereon to the date fixed for distribution, before any payment shall be made in respect of the Corporation's Common Stock.

               (2) Payments to Holders of Common Stock. After payment has been made to the holders of Series A Preferred of the full amounts to which they are entitled under Paragraph 4(a)(1) above, the holders of Common Stock shall be entitled to receive all declared and unpaid dividends thereon to the date fixed for distribution.

               (3) Should Assets Exceed Payments. The remaining assets of the Corporation available for distribution to shareholders after payments are made under Paragraphs 4(a)(1) and 4(a)(2) above, shall be distributed pro rata among all of the Corporation's shareholders. For purposes of this Paragraph 4(a)(3), holders of Series A Preferred shall share in this distribution in proportion to the number of shares of Common Stock they would hold had full conversion of their Series A Preferred occurred on the day prior to the Liquidation, according to the provisions of Sections 5 and 6, below.

               (4) Should  Assets Be  Insufficient.  If upon a  Liquidation  the assets of the Corporation available for distribution to its shareholders shall be insufficient to make full payments due under Paragraph 4(a)(1), then the holders of the Series A Preferred then outstanding shall share ratably in proportion to the total number of such shares owned by each such holder, first in proportion to the respective Series A Liquidation Preference, and next, in proportion to the amount of unpaid dividends.

               (5) Source of Liquidation Payment. The holders of stock shall be paid under this Subsection 4(a) out of the assets of the Corporation available for distribution to shareholders, whether from capital, surplus or earnings.

               (6) Merger or Acquisition. The Corporation shall not effect a merger, reorganization, or consolidation of the Corporation into or with another corporation or the sale or transfer of all or substantially all of the assets of the Corporation until the Corporation shall have provided notice to all holders of Series A Preferred pursuant to Subsection 4(b), below. Unless otherwise agreed to by the holders of a majority of the Series A Preferred which is then outstanding, a merger, consolidation, reorganization or sale of all or substantially all of the Corporation's assets shall be deemed to be a Liquidation.

          (b) Notice. In the event of any Liquidation of the Corporation, or in the event of any merger, reorganization, or consolidation of the Corporation into or with another corporation, or the sale or transfer of all or substantially all of the assets of the Corporation, the Corporation shall give each holder of Series A Preferred initial written notice of the proposed action within fifteen (15) days after the date the Board of Directors approves such action, or twenty (20) days prior to any shareholders' meeting called to approve such action, or twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier.

               (1) Content of Notice. Such initial written notice (the "Initial Notice") shall describe the material terms and conditions of the proposed action, including a description of the stock, cash, and property to be received by the holders of Series A Preferred upon consummation of the proposed action. If any material change in the facts set forth in the Initial Notice shall occur, the Corporation shall promptly give another written notice (the "Subsequent Notice") to each holder of the Series A Preferred of that material change.

               (2) Notice Precedes Consummation. The Corporation shall not consummate any Liquidation of the Corporation before the expiration of twenty (20) days after the mailing of the Initial Notice or ten (10) days after the mailing of any Subsequent Notice, whichever is later. But any such 20-day or 10-day period may be shortened upon the written consent of the holders of a majority of the Series A Preferred then outstanding.

          (c) Non-Cash Distributions on Liquidation. In the event of any Liquidation of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage a competent independent appraiser to determine the value of the assets to be distributed. With respect to the valuation of securities, the Corporation shall engage such appraiser as shall be approved by the holders of a majority of the Series A Preferred then outstanding. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series A Preferred of the appraiser's valuation.

5.       CONVERSION

          (a) Conversion Rights.

               (1) Optional Conversion. Each share of Series A Preferred shall be convertible, at the option of the holder thereof, into fully paid and non-assessable shares of Common Stock of the Corporation at any time after the date of issuance and following (a) the authorization of an increase in the Corporation's authorized Common Stock to no less than 40,000,000 shares and (b) the first to occur of (i) effectiveness with the SEC of a registration statement covering the shares of Common Stock issuable upon conversion of the Series A Preferred or (ii) the lapse of 150 days from the Initial Closing Date. The Series A Preferred shall be so convertible up to and including the earlier of
          (i) the day prior to the closing of a

          Qualified Public Offering (as defined below) or (ii) the day fixed for redemption of any and all remaining outstanding shares of Series A Preferred (the "Conversion Period").

               (2) Automatic Conversion. All outstanding shares of Series A Preferred shall automatically be converted into fully paid and non-assessable shares of Common Stock of the Corporation, at the then applicable Conversion Price (as defined below), immediately prior to the closing of a firm commitment underwritten public offering of the shares of Common Stock of the Corporation pursuant to a registration statement filed under the Securities Act of 1933, as amended, at a price per share of not less than ten dollars ($10.00) per share (prior to underwriter commissions and expenses and adjusted for stock splits, stock dividends, reorganizations and the like) and with aggregate gross offering proceeds to the Corporation of not less than Five Million Dollars ($5,000,000) (a "Qualified Public Offering").

          (b) Conversion Formula. Each share of Series A Preferred shall be valued at one dollar ($1.00) (the "Series A Purchase Price") for purposes of either optional or automatic conversion, notwithstanding any accrued but unpaid dividends owing on the Series A Preferred at the time of conversion. The number of shares of Common Stock into which each share of the Series A Preferred shall be converted shall be determined by dividing the Series A Purchase Price by the Series A Conversion Price or the Minimum Series A Conversion Price (as determined as provided below) which is in effect at the time of the conversion. The Corporation shall make provision for all necessary payments as of the Conversion Date or Automatic Conversion Date (as defined in Subsection 5(d), below) on account of any dividends accrued and unpaid on the Series A Preferred surrendered for conversion.

          (c) Conversion Price.

               (1) The  conversion  price  per  share at which  shares of Common
          Stock shall be initially issuable upon conversion of any shares of Series A Preferred (the "Series A Conversion Price") shall be equal to the lesser of (i) $6.00 or (ii) 80% of the Market Price. Notwithstanding the foregoing, for the first 270 days following the initial closing of the offering by which the Debentures (which were converted into Series A Preferred) were sold to investors (the "Initial Closing Date"), the Conversion Price shall be not less than $4.00 per share, which $4.00 price shall be appropriately adjusted in the event of any stock splits or other transactions affecting the Common Stock (the "Minimum Series A Conversion Price"). After such 270 day period, the Minimum Series A Conversion Price shall be eliminated. The Minimum Series A Conversion price shall be further subject to adjustment as provided in Section 6 below.

               (2) The Corporation has agreed under terms contained in a separate agreement entered between the Corporation and the holders of Series A Preferred to register the shares of Common Stock issuable by the Corporation as dividends on, and upon conversion of, Series A Preferred, with the SEC. In the event such registration is not declared effective by the SEC within 150 days of the Initial Closing Date, the Conversion Price or the Minimum Conversion Price, as then applicable, shall thereafter be reduced by two percent (2%) from the Conversion Price or Minimum Conversion Price otherwise in effect at the time of conversion. The Conversion Price or Minimum Conversion Price shall be reduced an additional two percent (2%) off the then applicable Conversion Price or Minimum Conversion Price for each additional 30 days (or any fractional part of such 30-day period) during which such registration is not effective. Such reduced Conversion Price or Minimum Conversion Price shall thereafter be effective until all Series A Preferred has been converted or redeemed.

          (d) Mechanics of Conversion.

               (1) Optional Conversion. Before any holder of Series A Preferred will be entitled to convert the same into shares of Common Stock pursuant to Paragraph 5(a)(1) hereof, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same and will state therein the name or names in which the certificate or certificates for shares of Common Stock should be issued (the "Conversion Notice"). The Conversion Notice shall be in the form printed on the certificate(s) representing the Series A Preferred being converted. The Holder may submit an irrevocable Conversion Notice to the Corporation in advance of physical delivery of a specific Series A Preferred share certificate(s) by transmitting a copy of the completed Conversion Notice relating to the specific certificate(s) of Series A Preferred to be tendered to the Corporation for conversion by facsimile (the "Advance Conversion Notice"), followed by delivery to the Corporation of the certificate(s) representing the shares of Series A Preferred that are the subject of the Advance Conversion Notice within three (3) business days thereafter. The Series A Preferred certificate(s) so tendered for conversion shall be deemed to have been converted on the date the Corporation receives the Advance Conversion Notice for such Series A Preferred (the "Conversion Date"), provided the Advance
          Conversion Notice is received by 6:00 p.m. (Eastern Time) on a Business Day, and provided further, that the certificate representing the shares of Series A Preferred then being converted is actually delivered to the Corporation within such three (3) business day period. If the Advance Conversion Notice is not received on a Business Day or by 6:00 p.m. (Eastern Time) on a Business Day, then the Conversion Date for the Series A Preferred to which the Advance Conversion Notice relates shall be deemed to have occurred on the next day which is a Business Day. The Company will cause its transfer agent to issue certificates for the shares of Common Stock issuable upon conversion and will transmit the certificates representing such shares (together with certificates representing the balance of any shares of Series A Preferred not being so converted) to the Holder via express courier, by electronic transfer, or otherwise, within three (3) business days after receipt by the Company of the original Conversion Notice and the Series A Preferred certificates being converted (the "Delivery Date"). If the Holder in whose name the Series A Preferred being surrendered for conversion requests that the Corporation issue shares of Common Stock (or shares of Series A Preferred in replacement for shares of Series A Preferred not being converted at the time) in a name other than such holder's, then such holder shall be required to demonstrate, at such holder's expense and to the Corporation's satisfaction, that an exemption from registration under federal and state securities laws is available for the requested issuance of shares. The Corporation may require the delivery of an opinion of counsel to the effect that such an exemption is available for the transaction. Conversion shall be deemed to have occurred immediately prior to the close of business on the date of surrender of the certificate(s) for shares of Series A Preferred being converted or in the case of an Advance Conversion Notice, the date such Advance Conversion Notice is deemed received by the Corporation as provided above. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holder of such shares of Common Stock on such Conversion Date.

               (2) Penalty for Late Delivery of Share Certificates Issuable upon Conversion. The Company understands that a delay in the issuance of the shares of Common Stock beyond the Delivery Date could result in economic loss to the Holder. As compensation to the converting Holder for such loss, the Company agrees to pay a late payment penalty to the converting Holder for late delivery of such shares of Common Stock in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from the Delivery Date):

                                           Late Payment for Each $10,000
                                           of Debenture Principal Amount
   No. Business Days Late                  Being Converted to Common Stock

              1                                            $100

              2                                            $200

              3                                            $300

              4                                            $400

              5                                            $500

              6                                            $600

              7                                            $700

              8                                            $800

              9                                            $900

             10                                            $1,000

             10+                           1,000 + $200 for each Business
                                           Day Late beyond 10 days

          The Company shall pay any penalties incurred under this Paragraph in immediately available funds upon demand. Nothing herein shall limit the converting Holder's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the converting Holder. Furthermore, in addition to any other remedies which may be available to the converting Holder, in the event the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) business days after the Delivery Date (other than as a result of an event in the nature of a force majeure which is totally beyond the control of the Company), the converting Holder shall be entitled to revoke the relevant Conversion Notice by delivering a notice to that effect to the Company, whereupon the Company and the Holder shall be restored to their respective positions immediately prior to delivery of the Conversion Notice. Any shares of Common Stock delivered to Holder after such revocation shall be forthwith returned to the Company and a replacement certificate for the shares of Series A Preferred shall be forthwith issued in replacement for the shares for which conversion has been so revoked.

               (3) Automatic Conversion. Conversion of all the outstanding shares of Series A Preferred into shares of Common Stock pursuant to Paragraph 5(a)(2) hereof shall be deemed to have been made automatically and immediately prior to the closing of a Qualified Public Offering, as set forth in Paragraph 5(a)(2) hereof (an "Automatic Conversion Date"). Upon such automatic conversion, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holder or holders of such Common Stock on the Automatic Conversion Date whether or not such holder or holders shall have surrendered certificates for such holder's shares of Series A Preferred to the Corporation. Upon the Automatic Conversion Date, the certificates representing all the shares of Series A Preferred shall be deemed void; as soon as practicable after the surrender by any holder of a Series A Preferred certificate, accompanied by a statement from the holder as to the name or names in which the certificate or certificates for shares of Common Stock should be issued (subject to the right of the Corporation to require proof satisfactory to it, including an opinion of counsel, demonstrating that a registration exemption is available under federal and state securities laws for any transfer of shares into a name other than that of the original holder), the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder is entitled.

               (4) New Certificates. Upon conversion of only a portion of the number of shares of Series A Preferred represented by a certificate surrendered for conversion, the Corporation shall issue and deliver upon the written order of the holder at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred representing the unconverted portion of the certificate so surrendered. The Corporation may charge a reasonable fee for any transfer of a Series A Preferred Certificate into the name of any person who is not the original Holder.

               (5) Payment of Accrued but Unpaid Dividends on Conversion. If there remain any accrued and unpaid dividends on Series A Preferred being converted, the Corporation shall pay such dividends to the converting holder at the time of conversion in the form of additional shares of Common Stock, determined by dividing the amount of the unpaid dividends to be applied for such purpose by the Series A Conversion Price (or, if applicable, the Minimum Series A Conversion Price) then in effect.

               (6) No Fractional Shares. The Corporation shall issue no fractional shares of Common Stock or scrip upon conversion of shares of Series A Preferred. If more than one share of Series A Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon their conversion shall be computed on the basis of the aggregate number of shares of Series A Preferred surrendered for conversion by such holder. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred, the Corporation may, at its sole option, pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Series A Conversion Price or Minimum Series A Conversion Price in effect as of the day of conversion, or, in lieu of cash, issue to such holder the next higher whole number of shares of Common Stock if the fractional share to which the holder is otherwise entitled is equal to 0.5 or greater, or the next lower number of whole shares of Common Stock if the fractional share to which the holder is otherwise entitled is less than 0.5.

          (e) Taxes Incident to Conversion. The Corporation shall pay any and all issue taxes and other taxes (excluding income taxes) that may be payable in respect to any issue or delivery of shares of Common Stock on conversion of Series A Preferred. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series A Preferred so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been, or will be, paid.

          (f) Sufficient Reserves of Stock. The Corporation shall at all times use it s best efforts to reserve and keep available, out of its authorized but unissued Common Stock or treasury shares, solely for the purpose of effecting the conversion of the Series A Preferred, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred from time to time outstanding.

          (g) Valid Issue for Conversion. All shares of Common Stock which may be issued upon conversion of the shares of Series A Preferred shall, upon issuance by the Corporation, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to their issuance.

          (h) Listing of Common Stock; Registration under Exchange Act. The Corporation shall use its best efforts to maintain the listing of the Common Stock on the OTC Electronic Bulletin Board or such other quotation service or exchange on which the Common Stock may be listed, and shall not take any action at any time while Series A Preferred is outstanding which would result in the delisting of the Common Stock from any quotation service or exchange upon which the Common Stock may be listed. The Corporation shall file all reports required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and/or the Securities Exchange Act of 1933 (the "1933 Act"), and shall not take any action which would result in the deregistration of the Common Stock under
     Section 12(g) of the 1934 Act.

6.       ADJUSTMENT OF CONVERSION PRICE

          (a) Adjustment. The Series A Conversion Price or Minimum Series Conversion Price in effect at any time shall be adjusted from time to time as provided in this Section 6.

          (b) No Adjustment for Certain Grants, Sales, or Issuances. Anything in these Articles of Incorporation to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price or Minimum Series A Conversion Price, as the case may be, in the case of the grant of options or other rights to purchase, or the sale of, or the issuance of, shares of Common Stock or obligations or securities convertible into Common Stock of the Corporation:

               (1) to its officers, employees, directors, and consultants pursuant to the Corporation's 1992 Stock Option Plan or otherwise, so long as any such grants, sales or issuances do not exceed in the aggregate 3,500,000 shares of Common Stock or obligations or securities convertible into Common Stock;

               (2) upon the exercise of warrants to purchase Common Stock which are outstanding as of the initial date of the Corporation's Private Offering Memorandum by which the Debentures convertible into Series A Preferred were offered to investors; and

               (3) upon the issuance of any shares of Common Stock as a dividend on, or in conversion of, any shares of the Series A Preferred.

          (c) Stock Splits, Stock Dividends, Stock Combinations. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, issue a stock dividend on the outstanding Common Stock, combine the outstanding shares of Common Stock or reclassify the outstanding shares of Common Stock into securities of a different class, the Series A Conversion Price and/or the number of shares of Common Stock and/or the type of securities issuable upon conversion of the Series A Preferred in effect immediately prior to such subdivision, dividend or combination shall be equitably adjusted to account for any such transaction. The Board of Directors of the Corporation shall determine in good faith any such adjustments and its good faith determination, absent a showing of fraud, shall be binding and conclusive. Notice shall be provided to all holders of Series A Preferred advising of any adjustments to the conversion terms applicable to the Series A Preferred as soon as practicable following the date of any such adjustment.

          (d) Adjustment Formulas for Certain Issuances. Should the Corporation, at some point after the first issuance of the Series A Preferred and before the lapse of the Minimum Series A Conversion price, issue or sell Common Stock, a right or option to purchase Common Stock, or shares of stock or an obligation convertible into Common Stock for a certain consideration receivable by the Corporation per share ("Consideration Receivable") (with the product of the number of such shares times such Consideration Receivable being the "Aggregate Consideration Receivable") which is less than the Minimum Series A Conversion Price in effect at the time of such issuance, then the Minimum Series A Conversion Price shall immediately and automatically be adjusted as determined to the nearest cent by the following formula:

    Where    z =       new Minimum Series A Conversion Price;

                       x =     current Minimum Series A Conversion Price;

                       y = the Aggregate Consideration Receivable on such issuance, sale, etc.;

                       a = number of shares of Common Stock outstanding just prior to such issuance, sale, etc.;

                       b       = number of  shares of Common  Stock
                               to which all  holders of Options (as
                               defined   in   6(d)(1)   below)  are
                               entitled   to   subscribe   for,  or
                               purchase  immediately prior to, such
                               issuance, sale, etc.;

                       c       = number of  shares of Common  Stock
                               issuable    to   all    holders   of
                               Convertible  Securities  (as defined
                               in 6(d)(2) below), immediately prior
                               to such issuance,  sale, etc. (using
                               the Series A  Conversion  Price then
                               in effect); and

                       d       = number of  shares of Common  Stock
                               to be issued, or deemed to be issued
                               under  6(d)(1)  and (2) below,  upon
                               and immediately after such issuance,
                               sale, etc.;

    then               z =     (x x (a + b + c)) + y
                               ---------------------
                                   a + b + c + d
     provided, however, that the Minimum Series A Conversion Price shall not be adjusted in the case of an equity financing of the Corporation made to holders of Series A Preferred at a price per share which is less than the Minimum Series A Conversion Price to the extent any such holder (together with its affiliates, if any) does not purchase securities of the Corporation in such financing sufficient to retain its or their total pro rata ownership of the Corporation, with such ownership being calculated immediately after the closing of such financing as if all securities of the Corporation other than its outstanding Common Stock were converted or exercised, as appropriate, into shares of the Corporation's Common Stock.

          For purposes of this Subsection 6(d) only, the following provisions shall apply:

               (1) Options or Warrants. In case of the issuance or sale by the Corporation in any manner of any options for the purchase of shares of Common Stock or of any rights to subscribe for or to purchase shares of Common Stock ("Options"), all shares of Common Stock which the holders of such Options shall be entitled to subscribe for or purchase pursuant to such Options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such Options.

               (2) Convertible Securities. In the case of the issuance or sale by the Corporation in any manner of any obligations or of any shares of stock of the Corporation that shall be convertible into or exchangeable for Common Stock ("Convertible Securities"), all shares of Common Stock issuable upon the conversion or exchange of such obligations or shares shall be deemed issued as of the date such obligations or shares are issued.

               (3) Cash Consideration for Common Stock. In the case of an issue or sale for cash of shares of Common Stock, the Consideration Receivable by the Corporation therefor shall be the amount of cash received, before deducting any commissions or expenses paid by the Corporation.

               (4) Non-Cash Consideration for Common Stock. In the case of the issuance or sale (otherwise than upon conversion or exchange of obligations or shares of stock of the Corporation) of shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash receivable by the Corporation for such shares shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors.

               (5)   Consideration   Receivable   for  Options  or   Convertible
          Securities.

          (a) The amount of the Aggregate Consideration Receivable by the Corporation upon the issuance of any Options referred to in Subsection (1) above shall be the minimum aggregate consideration named in such Options for the shares of Common Stock covered thereby, plus the consideration, if any, received by the Corporation for such Options.

          (b) The amount of Consideration Receivable by the Corporation upon the issuance of any obligations or shares which are convertible or exchangeable as described in Subsection (2) above as Convertible Securities, shall be the amount of consideration received by the Corporation upon the issuance of such obligations or shares, plus the minimum aggregate consideration, if any, other than such obligations or shares, receivable by the Corporation upon such conversion or exchange, except in adjustment of dividends.

          (c) The amount of Aggregate Consideration Receivable under Subparagraphs 6(d)(5)a and 6(d)(5)b and the amount of Aggregate
     Consideration   Receivable  upon  the  exercise  of  Options  or  upon  the conversion or exchange of convertible securities under this Paragraph 6(d)(5), shall be determined in the same manner provided in Paragraphs 6(d)(3) and 6(d)(4) above with respect to the Aggregate Consideration Receivable by the Corporation as in the case of the issuance of additional shares of Common Stock. But if such obligations or shares of stock so convertible or exchangeable are issued in satisfaction of any dividend upon any stock of the Corporation other than Common Stock, the amount of the consideration received upon the original issuance of such obligations or shares of stock shall be the value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring the dividend, as determined in good faith by the Board of Directors at or as of that date.

               (6) Other Particulars Concerning Options and Convertible Securities. In the event that the Minimum Series A Conversion Price shall be adjusted with respect to the issuance of Options or Convertible Securities (as defined in Paragraphs 6(d)(1) and 6(d)(2)), the following provisions apply:

          a. No further adjustment in the Minimum Series A Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock when those Options are exercised or those Convertible Securities are converted.

          b. Such Options or Convertible Securities may by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of shares of Common Stock issuable, upon their exercise, conversion or exchange. In such a case, the Minimum Series A Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects those Options or the rights of conversion or exchange under those Convertible Securities.

          c. Upon the expiration of any such Options or any rights of conversion under such Convertible Securities which shall not have been exercised, the Minimum Series A Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon such expiration, be recomputed as if:

                                    i) in the case of Convertible  Securities or
                          Options for Common Stock, the only additional shares of Common Stock issued were the shares of Common Stock actually issued upon the exercise of such Options or the conversion of such Convertible Securities; and the Aggregate Consideration Receivable was the consideration actually received by the Corporation for the issue of such Convertible Securities which were actually converted, and

                                    ii) in the case of Options  for  Convertible
                          Securities, only the Convertible Securities actually issued upon the exercise thereof were issued at the time of issue of such Options; and the Aggregate Consideration Receivable for the additional shares or Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options for Convertible Securities, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Paragraph 6(d)(5)) upon the issue of the Convertible Securities when such Options were actually exercised.

          d. No readjustment pursuant to Subparagraph 6(d)(6)b or Subparagraph 6(d)(6)c shall have the effect of increasing the Minimum Series A Conversion Price by an amount greater than the amount of the adjustment originally made when the Options or Convertible Securities were issued.

          e. In the case of any Options which expire by their terms not more than thirty (30) days after the date of issue or sooner, no adjustment of the Minimum Series A Conversion Price shall be made until the expiration or exercise of all such Options.

          f. Waiver of Adjustment.

                         i) In the event that  holders of a majority of the then
                    currently outstanding shares of the Series A Preferred shall consent to limit, or waive in its entirety, any anti-dilution adjustment to which the holders of such series would otherwise be entitled under Subsection 6(d) hereof, the Corporation shall not be required to make any adjustment whatsoever with respect to any shares of Series A Preferred, or to make any adjustment with respect to any shares of Series A Preferred in excess of any limit set by such consent.

                         ii) Moreover, any holder of Series A Preferred shall be
                    permitted  to  waive  in  whole  or in  part,  currently  or prospectively, by contract or any other writing, any anti-dilution adjustment to which he or it would otherwise be entitled pursuant to the provisions of this Section 6.

          (e) No Adjustment of Series A Conversion Price Under Certain Circumstances. Following the lapse of the Minimum Series A Conversion Price, no adjustment to the Series A Conversion Price shall be made for transactions described in Subsection 6(d).

7.       REORGANIZATION, RECLASSIFICATION, AND SALE OF ASSETS.

         If any capital reorganization or reclassification of the capital stock of the Corporation, including any such reorganization or reclassification in connection with any merger, consolidation, or transfer of substantially all of the assets of the Corporation, shall not be deemed to be a Liquidation pursuant to Section 4 hereof, and if it shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then the following shall be an express condition of such reorganization or reclassification.

          (a) Lawful and adequate provisions in a form satisfactory to the holders of a majority of the Series A Preferred shall be made whereby each holder of shares of Series A Preferred shall thereafter have the right to receive, upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares of the Series A Preferred, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place.

          (b) Moreover, in any such case, appropriate provision shall be made with respect to the rights and interests of each such holder of Series A Preferred to the end that the provisions hereof (including without limitation provisions for adjustments of the Minimum Series A Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of such conversion rights. In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of Common Stock of the surviving Corporation are issuable to holders of the Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Minimum Series A Conversion Price and terms of conversion in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation.

          (c)  The  Corporation  shall  not  effect  any  such   reorganization,
     reclassification, consolidation, merger, or sale unless, prior to the consummation thereof: (i) the Corporation shall have obtained the consent of the holders of a majority of the Series A Preferred then outstanding, and (ii) the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument, in a form satisfactory to the holders of a majority of the Series A Preferred then outstanding the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive. Such written instrument shall be promptly mailed or delivered to each holder of shares of Series A Preferred at the last address of such holder appearing on the books of the Corporation.

8.       REDEMPTION

          (a) Early Redemption by the Corporation.

               (1) The Series A Preferred may be redeemed in whole or in part at the election of the Corporation upon not less than 30 nor more than 60 days prior written notice by mail, at any time up to 270 days following the Initial Closing Date, if, during such 270 day period, the closing bid price for the Common Stock for any 20 trading days within any 30 consecutive trading day period as quoted on the OTC Electronic Bulletin Board (or such other quotation service as is quoting bid and asked prices for the Common Stock), or the closing bid price for the Common Stock as reported by the NASDAQ Stock Market or any other national exchange upon which the Common Stock is listed for trading which has closing bid price reporting, is less than the Minimum Conversion Price. Notwithstanding the foregoing, if the 20 day period during which the price of the Common Stock is less than the Minimum Conversion Price falls totally with the last 60 days of the 270 days following the Initial Closing Date, the Corporation shall have a full 60 days from the end of such 270 day period to exercise its right of early redemption.

               (2) To redeem the Series A Preferred pursuant to this Subsection 8(a), the Corporation shall pay the holders of Series A being redeemed 118% of the Stated Value of the Series A Preferred being redeemed, together with accrued but unpaid interest owing to the date of redemption, in cash. Any Series A Preferred which is redeemed in part only shall be redeemed in principal amounts of $1,000 or whole multiples of $1,000.

          (b) Other Redemption Rights of the Corporation. The Corporation shall be entitled to redeem any shares of Series A Preferred remaining outstanding 36 months after the Initial Closing Date by paying to the holders thereof the Stated Value of the shares of Series A Preferred being redeemed, plus any accrued and unpaid dividends on such shares of Series A Preferred to the date of redemption, upon no less than 30 and not more than 60 days advance written notice of the date fixed for such redemption. The Corporation shall pay cash for all amounts due on such redemption.

          (c) Redemption Notices. The notice of redemption to be sent to all holder of Series A Preferred (the "Redemption Notice") shall state the date fixed for redemption (the "Redemption Date"), the paying agent with whom funds sufficient to make the redemption have been deposited, and the number of shares to be redeemed from each such holder, together with the amount of any accrued and unpaid dividends to be paid as of the Redemption Date. Any partial redemption shall be pro rata as between the holders of all Series A Preferred.

          (d) Right to Convert Series A Preferred Pending Redemption. Notwithstanding the above, any holder of Series A Preferred may convert the shares of Series A Preferred so called for redemption, plus all dividends accrued and unpaid on such shares to the Redemption Date, into shares of Common Stock, at any time following the giving of the Notice of Redemption and prior to the Redemption Date.

9.       NO IMPAIRMENT

                  The Corporation shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms in this Article to be observed or performed by the Corporation. The Corporation shall at all times in good faith assist in the carrying out of all the provisions of Sections 5, 6 and 7 hereof.

10.      CERTIFICATE AS TO ADJUSTMENTS

          (a) Upon the occurrence of each adjustment of the Series A Conversion Price pursuant to Section 6, or any transaction requiring a change in the conversion terms applicable to the Series A Preferred as required by any other provision of this Article, the Corporation, at its expense, shall promptly compute any such adjustment and prepare and furnish to each holder of Series A Preferred a certificate setting forth such adjustment and/or any other change in the conversion terms applicable to the Series A Preferred, showing in detail the facts upon which such adjustment and/or change is based; and

          (b) Upon the written request at any time from any holder of Series A Preferred the Corporation shall furnish to such holder a like certificate setting forth (i) such adjustment, (ii) the Series A Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon conversion of Series A Preferred.

11.      NOTICE OF RECORD DATES

         In the event:

          (a) that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to vote upon any matter to be submitted to shareholders of Common Stock or other votable securities of the Corporation;

          (b) that the  Corporation  shall  take a record of the  holders of its
     Common  Stock   entitling  them  to  receive  a  dividend,   or  any  other
     distribution, payable in cash or other property of the Corporation;

          (c) that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights;

          (d) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation, or merger of the Corporation with or into another corporation or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

          (e) of the voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;

then, the Corporation shall cause to be mailed to the holders of record of outstanding Series A Preferred, at least twenty (20) days prior to the date specified therein, a notice stating the date on which that record is to be taken or that event is to take place. The notice shall also specify the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

12.      FORM OF NOTICES

     Any notice required by the provisions of this Article to be given either to the holders of shares of Series A Preferred or the Corporation shall be in writing and shall be deemed given if hand delivered, delivered by courier, or deposited in the United States mail, postage prepaid, addressed to each holder of record of Series A Preferred at such holder's address appearing on the books of the Corporation or, in the case of notice to the Corporation, to its Principal Office, sent to the attention: "Chief Financial Officer."

13.      VOTING

         The shares of Series A Preferred shall not be entitled to vote on matters submitted to shareholders of the Corporation except for matters upon which a vote of Series A Preferred is specifically required under this Article or the law of the State of Colorado.

14.      AMENDMENTS AND CHANGES

         As long as any of the Series A Preferred shall be issued and outstanding, the Corporation shall not take any action without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the Series A Preferred then outstanding, if such action would materially and adversely affect such Series A Preferred by way of:

          (a) Any amendment, or repeal of any provision of, the Corporation's Articles of Incorporation or Bylaws;

          (b) Any action that increases the number of authorized shares of preferred stock or which would materially and adversely alter or change the preferences, rights, privileges, or powers of, or the restrictions provided for the benefit of, the Series A Preferred;

          (c) Authorize, create, or issue shares of any class of stock, bonds, debentures, notes, or other obligations convertible into or exchangeable for or having option rights to purchase, any shares of stock of the Corporation having any preference or priority, as to dividends, assets or otherwise on a parity with or superior to any preferences or priority of the Series A Preferred; or

          (d)  Reclassify  any   outstanding   shares  into  shares  having  any
     preference or priority as to dividends, assets or otherwise on a parity with or superior to any such preference or priority of Series A Preferred.

15.      DEFINITIONS

         Unless the context otherwise clearly requires, or unless specifically defined elsewhere in this Designation, definitions of capitalized terms used in this Designation are as follows:

          (a) "1933 Act" means the Securities Act of 1933, as amended and in effect at any particular time.

          (b) "1934 Act" means the Securities Exchange Act of 1934, as amended and in effect at any particular time.

          (c) "Advance Conversion Notice" has the meaning ascribed to it in Paragraph 5(d)(1) of this Designation.

          (d) "Aggregate Consideration Receivable" has the meaning ascribed to it in Subsection 6(d) of this Designation.

          (e) "Automatic Conversion Date" has the meaning ascribed to it in Paragraph 5(d)(3) of this Designation.

          (f) "Common Stock" means the no par value common stock of the Corporation of the class authorized at the date of issuance of the Series A Preferred and stock of any other class into which such presently authorized common stock may be changed, and any other shares of stock of the Corporation which do not have any priority in the payment of dividends or upon liquidation over any other class of stock.

          (g) "Consideration Receivable" has the meaning ascribed to it in Subsection 6(d) of this Designation.

          (h) "Conversion Date" has the meaning ascribed to it in Paragraph 5(d)(1) of this Designation.

          (i) "Conversion Period" has the meaning ascribed to it in Paragraph 5(a)(1) of this Designation.

          (j) "Convertible Securities" has the meaning ascribed to it in Paragraph 6(d)(2) of this Designation.

          (k) "Corporation" means the person named as the "Corporation" in the first paragraph of this Designation until a successor corporation shall have become such pursuant to the applicable provisions hereof, and thereafter "Corporation" shall mean such successor corporation.

          (l)   "Debentures"   means  the   Corporation's   8%  Adjustable  Rate
     Convertible Subordinated Debentures Due December 31, 1999, which are convertible into shares of Series A Preferred.

          (m) "Delivery Date" means three (3) business days after receipt by the Corporation of the original Conversion Notice and the Series A Preferred certificates being converted, as described in paragraph 5(d)(1).

          (n) "Distribution" has the meaning ascribed to it in Subsection 3(j) of this Designation.

          (o) "Dividend Record Dates" means March 31, June 30, September 30 and December 31 of each year, as described in Subsection 3(a) of this Designation.

          (p) "Initial Closing Date" has the meaning ascribed to it in Paragraph 5(c)(1) of this Designation.

          (q) "Initial Notice" has the meaning ascribed to it in Paragraph 4(b)(1) of this Designation.

          (r) "Liquidation" has the meaning ascribed to it in Subsection 4(a) of this Designation.

          (s) "Market Price" has the meaning ascribed to it in Subsection 3(e) of this Designation.

          (t) "Minimum Series A Conversion Price" has the meaning ascribed to it in Subsection 5(c) of this Designation.

          (u) "Options" has the meaning ascribed to it in Paragraph 6(d)(1) of this Designation.

          (v) "Qualified Public Offering" has the meaning ascribed to it in Subparagraph 5(a)(2)a of this Designation.

          (w) "Private Offering Memorandum" means the Corporation's offering document by which the Debentures were offered to investors.

          (x) "Redemption Date" has the meaning ascribed to it in Subsection 8(c) of this Designation.

          (y) "Redemption Notice" has the meaning ascribed to it in Subsection 8(c) of this Designation.

          (z) "SEC" means the United States Securities and Exchange Commission or any successor agency of the United States.

          (aa) "Series A Conversion Price" has the meaning ascribed to it in Subsection 5(c) of this Designation.

          (bb) "Series A Liquidation Preference" has the meaning ascribed to it in Paragraph 4(a)(1) of this Designation.

          (cc) "Series A Preferred" means the Corporation's no par value Series A Cumulative Convertible Redeemable Preferred Stock, stated value $1.00 per share, with the rights, preferences and designation set forth in this Designation.

          (dd) "Series A Purchase Price" has the meaning ascribed to it in Subsection 5(b) of this Designation.

          (ee) "Stated Value" means $1.00 per share, as described in Section 2 of this Designation.

          (ff) "Subsequent Notice" has the meaning ascribed to it in Paragraph 4(b)(1) of this Designation.

16.      HEADINGS

         The headings of the Sections, Subsections, Paragraphs and Subparagraphs of this Article are inserted for convenience only and shall not be deemed to constitute a part of this Article.


                       [END OF CERTIFICATE OF DESIGNATION]

                                                                       Exhibit C

                            U.S. WIRELESS DATA, INC.

                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN

     1. Purpose of Plan. The purpose of this 1992 Stock Option Plan ("Plan") is to secure and retain key employees and directors responsible for the success of U.S. Wireless Data, Inc. ("Company") and to reward those associated as consultants with the Company. This Plan is intended to motivate such persons to exert their best efforts on behalf of the Company, to encourage stock ownership and to provide such persons with proprietary interests in, and a greater concern for, the welfare of, and an incentive to continue service with, the Company. Options issued pursuant to this Plan will constitute incentive stock options within the meaning of ss. 422 of the Internal Revenue Code of 1986 ("Code"), as amended ("Incentive Stock Options") or other options ("Nonstatutory Stock Options"). Incentive Stock Options and Nonstatutory Stock Options (collectively referred to as "Options") may both be granted hereunder and any Option granted which for any reason does not qualify as an Incentive Stock Option, including any Option granted to a director of the Company who is not also an employee of the Company, shall be a Nonstatutory Stock Option.

     2. Stock Subject to the Plan. The number of shares of the Company's no par value common stock ("Common Stock") which may be optioned under the Plan is 2,680,000 shares. Such shares may consist, in whole or in part, of unissued shares or treasury shares. The maximum number of shares issuable pursuant to the Plan, including shares subject to outstanding Options, shall be subject to adjustment as provided in Section 7 of the Plan. No Option shall be granted under the Plan after September 1, 2002. No Incentive Stock Options shall be granted under the Plan to any employee where the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall exceed $100,000; provided that Nonstatutory Stock Options granted under the Plan may exceed these limits; and further provided, that if any Incentive Stock Option granted hereunder exceeds such limits, the number of shares by which such limit is exceeded shall be automatically, with no further action by the Board, be deemed to be a Nonstatutory Stock Option. For purposes of this Plan, the fair market value of Common Stock ("Fair Market Value") subject to an Option shall be either equal to
(i) the average of the bid and ask prices reported in the over-the-counter market at the close of business on the date the Option is granted or (ii) the average of the closing bid and ask price per share of Common Stock of the Company on the date the Option is granted, as reported on the National or Small-Cap Market of the National Association of Securities Dealers Automated Quotation System. If no market exists, the Committee (as defined in Section 3 below) shall determine the Fair Market Value for purposes of this Plan. If any outstanding Option under the Plan for any reason expires or is terminated, the shares of

Common Stock allocable to the unexercised portion of such Option may again be available for grant under the Plan subject to the limitations, terms and conditions of the Plan. The Board of Directors, and the proper officers of the Company shall from time to time take appropriate action required for delivery of Common Stock, in accordance with the Options and any exercises thereof.

     3.              Administration.

          (a) The Plan shall be administered by a committee of not less than two own employee members of the Board of Directors of the Company (the "Board"), as appointed by the Board and serving at the Board's pleasure (the "Committee"). With respect to Insiders (as defined in Section 6(d), below), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. As used herein, the term Board shall also mean the Committee of the Board, and vice versa, and all actions described herein as being undertaken by, or the responsibility of the Committee, may be taken by the full Board; provided that all actions of the Committee must be ratified by the Board of Directors. With respect to Insiders, all Options granted under this Plan shall be either (i) made by the full Board, (ii) made by the Committee, or
     (iii) approved in advance by the Company's shareholders or ratified by such shareholders on a date which is no later than the date of the next annual meeting of shareholders. Insider's who are granted an Option under this Plan which does not comply with the provisions of the previous sentence shall not be permitted to sell the shares of Common Stock acquired upon exercise of such Option or any other shares of Common Stock held by them for a period of at least six (6) months following the date of grant of such Option.

                  The Committee is authorized and empowered to administer the Plan and, consistent with the terms of the Plan, to (a) select the employees to whom Options are to be granted and to fix the number of shares and other terms and conditions of the Options to be granted; (b) determine the date upon which Options shall be granted and the terms and conditions of the granted Options in a manner consistent with the Plan, which terms need not be identical as between Options or Optionees; and (c) interpret the Plan and the Options granted under the Plan.

          (b) The Board may from time to time adopt such rules and regulations as it may deem advisable for the administration of the Plan, and may alter, amend, or rescind any such rules and regulations in its discretion. The Board shall have the power to interpret or amend or discontinue the Plan, except that certain amendments shall be subject to the provisions of
     Section  10  of  the  Plan.   All  decisions  made  by  the  Board  in  the
     administration and interpretation of the Plan shall be binding and conclusive for all purposes.

          (c) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. Subject to the foregoing and Section 3(a), from time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     4.                  Eligibility.

          (a) Employees, directors and consultants of the Company, or of any parent or subsidiary of the Company, shall be eligible to be granted Options under the Plan. Only employees of the Company (or a parent or subsidiary of the Company) may be granted Incentive Stock Options. A director of the Company may not be granted an Incentive Stock Option unless he or she is also an employee of the Company or any parent or subsidiary of the Company. "Parent" and "subsidiary" shall have the meanings defined in
     Section 424 of the Code.

          (b) The type of Option, the number of shares which may be purchased under such Option, the exercisability of such Option, the Option's expiration date and the purchase price per share, shall be designated by the Committee at the time the Option is granted, provided, that if the Committee does not specify the type of Option, and if all qualifications for the grant of an Incentive Stock Option are met, such Option shall be an Incentive Stock Option; and provided further, that unless the Committee specifically provides for an exercise schedule which is different from the standard schedule provided for in Section 6(f) hereof, the standard exercise schedule shall be applied to such Option. Subject to the exception under Section 6(b), no person may be granted an Incentive Stock Option if such person, at the time the Option is granted, owns shares of Common Stock possessing more than 10% of the total voting power or value of all classes of stock of the Company or any parent or subsidiary corporation. For purposes of calculating such stock ownership, the attribution rules of stock ownership set forth in Section 424(d) of the Code, as amended, shall apply. Accordingly, an optionee, with respect to whom such 10% limitation is being determined, shall be considered as owning Common Stock owned directly or indirectly by or for the optionee's brothers and sisters
     (whether by the whole or half-blood), spouse, ancestors and lineal descendants; and any Common Stock owned directly or indirectly by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

     5. Grants to Non-Employee Directors. For services rendered as members of the Board of Directors and in order to attract and retain qualified non-employee directors, each non-employee director shall be granted Nonstatutory Stock Options as follows (subject to adjustment pursuant to Section 7 hereof):

          (a) On December 5, 1995, to the non-employee directors who served on the Board of Directors prior to such date, (i) for each full fiscal year of service on the Board of

     Directors prior to fiscal year 1996, Nonstatutory Stock Options to purchase 20,000 shares of the Company's Common Stock and (ii) for each partial fiscal year of service on the Board of Directors prior to fiscal year 1996, Nonstatutory Stock Options to purchase the number of shares (rounded to the nearest whole number) determined by multiplying (x) 20,000 by (y) a ratio, the numerator of which is the number of days the director served as such during such fiscal year and the denominator of which is 365; all such Nonstatutory Stock Options shall be treated (for purposes of vesting only) as if granted on the date such director was first appointed or elected to the Board (for subpart (i), above) or the anniversary date of such election or appointment (for subpart (ii), above), in each case in the applicable fiscal year of service to which such grant applies, and shall vest over the one year period subsequent to the date of grant at the rate of 25% every three months;

          (b) On December 5, 1995, in addition to the Nonstatutory Stock Options granted pursuant to Section 5(a) above, to each non-employee director serving on such date (even if first elected as a member of the Board of Directors on such date), a Nonstatutory Stock Option to purchase 20,000 shares of the Company's Common Stock, which Options shall vest over the two year period subsequent to the date of grant at the rate of 25% every six months;

          (c) After December 5, 1995, to each newly-elected or appointed non-employee director on the first day of service on the Board of Directors, a Nonstatutory Stock Option to purchase 20,000 shares of the Company's Common Stock, which Options shall vest over the two year period subsequent to the date of grant at the rate of 25% every six months; and

          (d) After December 5, 1995, in addition to the Nonstatutory Stock Options granted pursuant to Sections 5(a), 5(b) and 5(c), above, to each non-employee director for so long as such non-employee director is serving on the Board of Directors, on each anniversary of the date on which such person became a director of the Company, a Nonstatutory Stock Option to purchase 20,000 shares of the Company's Common Stock, which Options shall vest over the two year period subsequent to the date of grant at the rate of 25% every six months.

                  Subject to the qualifications set forth in Section 6(h), (j) and (k), Options granted under this Section 5 shall expire to the extent not exercised, ten (10) years from the date of grant.

     6. Terms and Conditions. All Options granted under this Plan shall be subject to the terms and conditions of this Plan, except to the extent specifically provided otherwise, including all of the following:

          (a) Option Price. Subject to the provisions of Section 6(b), the option price per share for all Options shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such shares at the time the Option is granted.

          (b) More than 10% Shareholder. If an employee owns more than 10% of the voting power or value of all classes of stock of the Company or any parent or subsidiary corporation, at the time an Incentive Stock Option is granted under the Plan, the Committee may issue an Incentive Stock Option to such person at not less than 110% of the Fair Market Value of Common Stock. Any Incentive Stock Option granted to any employee who owns more than 10% of the voting power or value of all classes of stock of the Company or any parent or subsidiary corporation, shall not be exercisable after the expiration of five years from the date such Option is granted.

          (c) Limitations on Grant of Options.  Subject to the limitations under
     Section 6(b) of this Plan, no Option shall be granted which may be exercised more than ten years after the date it was granted.

          (d) Limitation on Exercise of Option. Persons who beneficially own more than ten percent of a class of the Company's equity securities, executive officers and directors of the Company (collectively, "Insiders") who are granted an Option under the Plan shall not sell the Common Stock acquired through the exercise of such Option sooner than six months following the date of grant of such Option.

          (e) Payment for Shares. Payment in full shall be made for all shares pursuant to the exercise of an Option. The purchase price may, at the Company's discretion, be paid by assignment to the Company of outstanding shares of Common Stock of the Company owned by the optionee for a period of at least six (6) months prior to the date of exercise and having a Fair Market Value (as determined pursuant to Section 2 above) equal to the purchase price or that portion thereof being paid in outstanding stock. The Company may issue a certificate which reflects the net number of shares issuable after payment of the exercise price in already owned Common Stock, so that the previously owned certificate need not actually be tendered. No optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to an Option until the optionee has given written notice of exercise of the optionee's Option and paid in full for such shares.

          (f) Manner of Exercise. Any Option granted pursuant to this Plan may be exercised at such time or times as set forth in the Option, by the delivery of written notice to the Chief Financial Officer of the Company, provided that if such optionee is the Chief Financial Officer of the Company such notice shall be delivered to another executive officer of the Company, together with payment in full for the number of shares to be purchased pursuant to such exercise. Such notice (i) shall state the election to exercise the Option, (ii) shall state the number of shares in respect of which the Option is being exercised, (iii) shall state the optionee's address, (iv) shall state the optionee's social security number,
     (v) shall contain such representations and agreements concerning optionee's investment intent with respect to such shares of Common Stock, if reasonably requested by the Company, and (vi) shall be signed by optionee.

                  Except as to Nonstatutory  Stock Options  granted  pursuant to
Section 5 hereof or unless otherwise determined by the Board and set forth in the optionee's Incentive Stock Option Certificate or Nonstatutory Stock Option Certificate, as applicable, options granted under the Plan shall mature and become exercisable as to 24% of the total shares covered by the Option on the first anniversary from the date of grant, and 2% per month thereafter, until fully vested, so long as the optionee remains an employee of the Company.

          (g) Other Representations or Warranties. As a further condition to exercise of any Option granted under the Plan, the Company may require each optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          (h) Death of Optionee. If an optionee dies, any Option previously granted to the optionee shall be exercisable by the personal representative or administrator of the deceased optionee's estate, or by any trustee, heir, legatee or beneficiary who shall have acquired the Option directly from the optionee by will or by the laws of descent and distribution at any time within one year after his death, but not more than ten years (five years if Section 6(b) is applicable) after the date of granting of the Option, provided the deceased optionee was entitled to exercise such Option at the time of his death.

          (i) Retirement. If an optionee's employment with the Company terminates by reason of retirement, any Option previously granted to him shall be exercisable within three months after the date of such termination, but not more than ten years (five years if Section 6(b) is applicable) after the date of granting of the Option, and then only to the extent to which it was exercisable at the time of such termination by retirement; provided, however, that if the optionee dies within three months after termination by retirement, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for one year after the date of his death, but not more than ten years after the date of granting of the Option.

          (j) Disability.  If an optionee becomes disabled within the meaning of
     Section 105(d)(4) of the Code, and at the time of such disability the optionee is entitled to exercise such Option, the optionee shall have the right to exercise such Option within one year after such disability provided that the optionee exercises within ten years after the date of grant thereof (or five years if Section 6(b) is applicable), and then only to the extent to which it was exercisable at the time of such disability.

          (k) Optionee's Termination. Optionees granted an Option under the Plan must exercise such Option (i) within three months of the date such optionee ceased to be employed by the Company or a corporation or subsidiary thereof issuing or assuming the Option in a transaction set forth under Section 7 of this Plan (as to Options granted to employees) or (ii) within three months of the date when the optionee ceased to serve as a director of the Company (as to Nonstatutory Stock Options granted to or held by non-employee directors). Such options shall only be exercisable to the extent to which they were exercisable at the time of such termination of employment or service on the Board of Directors.

          (l) Leave of Absence. For the purposes of this Plan (i) a leave of absence, duly authorized in writing by the Company for family or medical leave, military service or sickness, or for any other purpose approved by the Company, if the period of such leave does not exceed 90 days and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the optionee's right to re-employment is guaranteed either by statute or by contract, shall not be deemed a termination of employment.

          (m) Non-transferability of Options. No Option granted under this Plan will be transferable by the optionee other than by will or the laws of descent and distribution. During the lifetime of the optionee, the Option will be exercisable only by optionee.

     7.           Recapitalization or Merger.

          (a) If the outstanding shares of Common Stock which are eligible for the granting of Options hereunder, or subject to Options theretofore granted, shall at any time be changed or exchanged by declaration of a stock dividend, split-up, subdivision or combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan or subject to any Options previously granted, and the Option prices, shall be appropriately and equitably adjusted, so as to maintain the proportionate number of shares without changing the aggregate Option price.

          (b) In the event of a dissolution or liquidation of the Company, or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation and the holders of Common Stock receive securities of another corporation, any outstanding Options hereunder shall terminate as of the effective date of such event, provided that immediately prior to such event each optionee shall have the right to exercise any unexpired Options in whole or in part, including those Options which are not yet vested pursuant to the applicable vesting schedule. The Board may, in its sole discretion, negotiate for the assumption or replacement of any Options not exercised by an optionee with comparable options to purchase the stock of such other corporation.

     The existence of this Plan, or of any Options hereunder, shall not in any way prevent any transaction described in this section, nor shall anything contained in this Plan prevent the issuance of a replacement option by a surviving corporation.

     8. Use of Proceeds. Proceeds from the sale of stock pursuant to Options granted under this Plan shall constitute general funds of the Company.

     9. Reservation of Issuance of Shares. The Company shall at all times during the duration of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of all Options granted pursuant to this Plan, and shall pay all original issue and transfer taxes with respect to the issuance of shares pursuant to the exercise of such Options, and shall pay all of the fees and expenses necessarily incurred in connection with the exercise of such Options and the issuance of such shares.

     10. Amendments. The Board of Directors may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any optionee under any Options previously granted, without the optionee's consent, subject to any provisions otherwise in the Plan, or which, without the approval of the shareholders, would:

               i) Except as is provided in Section 7 of this Plan, increase the total number of shares reserved for the purposes of the Plan;

               ii) Change the persons (or class of persons) eligible to receive Options under the Plan; or

               iii) Materially increase the benefits accruing to Insiders under the Plan.

Subject to the foregoing, the provisions of Section 5 of the Plan which set forth terms and conditions of Option grants to non-employee directors, shall not be amended more than once every six (6) months other than to comport with changes in the Internal Revenue Code, Title I of the Employee Retirement Income Security Act or the rules promulgated thereunder.

11. Indemnification. In addition to such other rights of indemnification as they may have as directors, the members of the Committee and the Board of Directors shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually incurred in connection with the defenses of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, that such member of the Board of Directors is liable for gross negligence, fraud or willful misconduct in the performance of the director's duties so long as within 60 days after institution of any such action, suit or proceeding, the director shall in writing offer the Company the opportunity, at its own expense, to handle and defend such action, suit or proceeding.

     12. Approval of Shareholders. The Plan shall take effect upon approval by the holders of a majority of the shares of the Company's Common Stock present at a meeting attended by a quorum of shareholders, which approval must occur within 12 months after the date the Plan is adopted by the Board of Directors.

     13. Miscellaneous. Unless the context requires otherwise, words denoting the singular may be construed as denoting the plural, and words of the plural may be construed as denoting the singular, and words of one gender may be construed as denoting such other gender as is appropriate. Paragraph headings are not to be considered part of this Plan and are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.


Adopted: September 16, 1992
Amended: August 12, 1994 (approved by shareholders on October 28, 1994)
Amended: September 14, 1995 (approved by shareholders on December 5, 1995)
Amended: August 6, 1997 (approved by shareholders on __________________, 1998)
Amended: December 15, 1997 (approved by the Board of Directors only- no shareholder approval required)

PROXY                SOLICITED BY THE BOARD OF DIRECTORS OF               PROXY
                            U.S. WIRELESS DATA, INC.

                ANNUAL MEETING OF SHAREHOLDERS - February 6, 1998




     The undersigned hereby appoints Evon A. Kelly and Rod L. Stambaugh, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all the shares of stock of U.S. Wireless Data, Inc., a Colorado corporation, held of record by the undersigned on December 15, 1997, at the Annual Meeting of the Shareholders to be held at 2200 Powell Street, 2nd Floor, Emeryville, California at 2:00 p.m., Pacific Standard Time on February 6, 1998, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5 and in the discretion of the proxy as to such other matters as may properly come before the meeting.

[X] Please mark votes as in this example.
           The Board of Directors recommends a vote FOR Proposals 1,2,3,4 and 5.

1.   Election of Directors

     Nominees:  Evon A. Kelly, Rod L. Stambaugh, Richard S. Barton,
                Caesar Berger, and Chester N. Winter

     FOR ___    WITHHELD  ___    _______________________________________________
                                 FOR all nominees except as stated on line above

2. Approval of amendments to the Company's Articles of Incorporation to increase the number of shares of authorized no par value
     Common Stock to 40,000,000

     FOR __              AGAINST __            ABSTAIN __

3. Approval of amendments to the Company's Articles of Incorporation to authorize up to 15,000,000 shares of no par value Preferred Stock

     FOR  __             AGAINST __           ABSTAIN  __

4.   Approval of Amendment to 1992 Stock Option Plan

     FOR __              AGAINST __           ABSTAIN __
5.   Ratification of Selection of Price Waterhouse LLP as Auditors

     FOR __              AGAINST __           ABSTAIN __

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label afffixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.


                                        Date:_____________________________

                                        __________________________________
                                        Signature:
                                        __________________________________
                                        Signature if held jointly:

The following letter to shareholders is included in this filing as supplemental material and is not intended as soliciting material as defined under the Securities Exchange Act of 1934.




                      U.S. Wireless Data, Inc. Letterhead

January 5, 1998




Dear Fellow Shareholders:

I am pleased to report that a solid foundation has been established for the growth of our Company and ultimately, profitability. Over the past six months, we have successfully assembled an experienced management team, executed a joint marketing and operating agreement with GTE Wireless, and completed a critical $3 million private placement to finance our anticipated growth.

With that, I wish to articulate what we view our business mission to be, and how we plan on accomplishing that mission. I also would like to ask for your support as we endeavor to increase shareholder value and make your Company a consistently profitable one.

Strategy and Business Model:

Our mission statement is clear and concise: to deliver the fastest and most cost-effective transaction processing solutions to the marketplace today B wired or wireless. Our strategy to achieve such a mission is also clear.

USWD has developed, tested and is now delivering compelling new proprietary products, programs and standards to the transaction processing and credit card industry utilizing Cellular Digital Packet Data ("CDPD") technology over existing cellular networks. USWD will generate recurring revenue from every transaction processed by merchants who utilize the Company's CDPD wireless solutions. The Company=s strategy will be to deploy its solutions through marketing and partnership agreements with major cellular phone companies, regional and community banks, select independent sales organizations (ISO's), and our own sales force. To that end, USWD has executed CDPD airtime agreements with GTE Mobile Communications, AT&T Wireless Services and Bell Atlantic/NYNEX Mobile and is now able to offer wireless transaction processing solutions in all regions in the continental United States.

USWD's  proprietary  enabling  technology,   TRANZ (TM)  Enabler,   converts  a
merchant's existing dial-up TRANZ Verifone credit-card terminal into a high-speed wireless terminal. It provides merchants with a faster and more cost efficient way to transact business. The wireless transaction takes 3 to 5 seconds versus 11 to 20 seconds with a dial-up service.

Whereas the TRANZ (TM) Enabler is our first product to be nationally launched, I am pleased to inform you that our Company is nearing the completion of a very exciting new wireless product offering that we plan on introducing by March 1998.

Simply put, the markets we are addressing are enormous. The interest from major players in the transaction processing and CDPD industries regarding our current and proposed technologies and product offerings has been nothing short of outstanding. We plan on penetrating these markets aggressively and will settle for nothing short of being the industry leader in wireless transaction processing.

U.S. Wireless Data, Inc.
Letter to Shareholders
January 5, 1998
Page 2

GTE Wireless Joint Marketing Agreement:

On August 25, 1997, USWD announced a joint marketing and operating agreement with GTE Wireless, the wireless business unit of GTE Corp. (NYSE: GTE), to distribute USWD's TRANZ (TM) Enabler wireless credit card processing system using GTE's CDPD network. As of December 8, 1997, USWD had concluded the training of more than 400 GTE Wireless field representatives and GTE Wireless is now marketing the TRANZ (TM) Enabler in all 22 of the metropolitan markets in which they maintain CDPD coverage.

This was the first agreement of its kind that USWD has executed, and we anticipate executing several similar agreements in the first half of 1998. In fact, we are currently in active discussions with additional major cellular companies which maintain CDPD networks throughout the United States, as well as banks and ISO's regarding joint marketing agreements and ventures.

Management Team:

Any company's potential is only as strong as its management team. Beginning in August 1997, USWD began a complete reorganization of its executive management team which now include:

Evon Kelly as CEO. I have held prominent positions with Federal Department Stores and Xerox Corporation where I was manager of the Supply Business Center which generated over $580 million in sales annually, and I directed a national sales force of 400.

Rod Stambaugh as Chairman and President. Rod served as Chief Executive Officer of the Company from October 1996 to August 1997. Prior to U.S. Wireless Data, he held several management positions with U.S. West Cellular.

Robert Robichaud as CFO. Bob previously held several key financial management positions at Triad Systems Corporation and Mohawk Data Sciences Corporation.

Clyde Casciato as Vice President of Sales. Clyde previously held several management positions with Xerox Corporation and AT&T Wireless, the wireless business unit of AT&T Corporation, where he was most recently, Western U.S. Region Sales - Distribution Manager - Wireless Data.

Raymond Mueller as Vice President of Operations. Ray has over 25 years of management experience, including Fortune 100 companies. He held prominent positions with Nicor, Inc., Wilson Learning Company, Borden, Inc., Avon Products and Bristol Meyers.

We have also begun to strengthen our Board with the addition of Richard Barton. Richard maintains an outstanding resume having ended a distinguished 24-year career at Xerox Corporation in 1995, where he held such key positions as President, United States Customer Operations, President, Chairman and CEO of
Xerox Canada, and Executive Assistant to the President, Chairman and CEO of Xerox Corporation. Richard currently serves on the Boards of both Avon Products (NYSE: AVP) and the United States Chamber of Commerce.

U.S. Wireless Data, Inc.
Letter to Shareholders
January 5, 1998
Page 3

Under the direction of Clyde Casciato, we have grown our sales staff to more than 40 sales and marketing representatives across the U.S. and plan to hire an additional 60 sales reps over the next four months.

On a final note regarding your management team, I have been singularly impressed with Rod Stambaugh, the Company's Chairman and President and the only remaining officer from the Company's original team when it completed its initial public offering. Rod maintains an outstanding reputation within the transaction processing industry and plays a pivotal role in securing key agreements that should make our goals attainable.

Financial Condition:

The Company announced on December 11, 1997 that it had concluded a private placement pursuant to Regulation D of the Securities Act of 1933 by which the Company raised gross proceeds of approximately $3,000,000. The instrument gives the holder the right to convert principal and interest into shares of USWD 's common stock in the future at 80% of market price, but not lower than $4 per share for the first 270 days and no higher than $6 per share. The investment instrument carries an 8% coupon, which drops to a 4% coupon once the underlying shares of common stock are registered with the Securities and Exchange Commission. The investment also provides the Company with certain limited redemption privileges.

The proceeds will primarily be used as working capital to fund the national launch of the Company's proprietary wireless transaction processing solutions and to replay existing obligations. As the Company did not have provisions for any convertible preferred stock within its existing capital structure, the instrument was issued as convertible debt. One of the items on which you have been asked to vote in the enclosed proxy is for the creation of a preferred stock so as to enable the Company to immediately convert this private placement from debt to an equity-based security. Other critically important items on which you have been asked to vote include approving:

Amendments to the Company's Articles of Incorporation to increase the number of shares of authorized no par value Common Stock to 40,000,000 shares; and

An amendment to the Company's 1992 Stock Option Plan to increase the number of shares available for issuance under the Plan to 2,680,000 shares.

I strongly urge you to approve these measures which are central to the continued viability and growth of your Company.

Various statements contained in this letter to shareholders include forward-looking statements that involve a number of risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by the forward-looking statement. These risks and uncertainties include the Company's lack of profitability, need to manage its growth, and other risks detailed from time to time in the Company's SEC reports.

U.S. Wireless Data, Inc.
Letter to Shareholders
January 5, 1998
Page 4

Summary:

Our plan is to build USWD into the premier player within the wireless transaction processing industry. As a result of building the infrastructure during the second half of calendar 1997, we are positioned to extend our national launch of the TRANZ (TM) Enabler into all major markets in the United States. We anticipate procuring additional joint marketing partners for our products, introducing new and innovative products and solutions into the marketplace, and extending our target markets to include those outside the United States.

Whereas the Company today is in a position of incurring losses, it is our goal to have the Company become profitable sometime during the calendar year 1998 and beyond. There are many challenges ahead as we continue to implement our plans and strategies, but management believes it is prepared to meet these challenges to ensure the success of your Company.

I would like to thank you for your support as we move into what will be the most challenging of times as well as the most exciting of times. Together we are building an organization to provide superior products and services to our customers. In the long run, this is the only way to create real shareholder value and ensure the success of your Company. I wish you a healthy and prosperous 1998.

Very truly yours,




Evon A. Kelly
Chief Executive Officer

EAK/ml

Enclosures